UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
FIRST BANCORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1 First BanCorp

2023

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

1519 PONCE DE LEÓN AVENUE
SANTURCE, PUERTO RICO 00908
(787) 729-8200
NOTICE OF
2023 ANNUAL MEETING
OF STOCKHOLDERS
To the Stockholders of First BanCorp.:
NOTICE IS HEREBY GIVEN that, pursuant to a resolution of the Board of Directors and Article I, Section 2 of First BanCorp.’s Amended and Restated By-laws, the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of First BanCorp. (the “Corporation”) will be held at 10:00 a.m., Atlantic Standard Time, on Thursday, May 18, 2023, virtually at www.virtualshareholdermeeting.com/FBP2023, for the purpose of considering and taking action on the following matters, all of which are more completely described in the accompanying proxy statement (the “Proxy Statement”):
1.	To elect the nine (9) directors named in the accompanying Proxy Statement;
2.	To approve on a non-binding basis the 2022 compensation of First BanCorp’s named executive officers (the “NEOs”); and
3.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2023 fiscal year.
In addition, we will consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.
Only stockholders of record as of the close of business on March 22, 2023 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual annual meeting online, vote your shares electronically, and submit questions during the meeting, and stockholders of record may view the list of registered holders entitled to vote at the Annual Meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting you must be a stockholder of record or beneficial owner as of the record date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/FBP2023 and entering the 16-digit control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. Those without a control number may attend as guests, but they will not have the option to vote their shares during the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares.
We continue to use the Internet as our primary means of furnishing proxy materials to most of our stockholders, in accordance with U.S. Securities and Exchange Commission (the “SEC”) rules. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a Notice of Internet Availability of Proxy Materials that contains instructions for accessing the materials and voting via the Internet. We believe this method of distribution makes the proxy distribution process more efficient, less costly and reduces our impact on the environment. The Proxy Statement, form of proxy, and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) (collectively, the “Proxy Materials”) are available at www.1firstbank.com and https://materials.proxyvote.com/318672. Stockholders may request a copy of the Proxy Materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials, as more fully described in the Proxy Statement.

You are cordially invited to virtually attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to virtually attend the Annual Meeting, we urge you to vote as soon as possible in order to ensure the presence of a quorum at the meeting. You may vote via the Internet, by telephone or, if you received a paper proxy card in the mail, by mailing the completed proxy card. The instructions on the Notice of Internet Availability of Proxy Materials and on your proxy card describe how to use these convenient services. You may revoke any proxy that you give at any time prior to its exercise.
By Order of the Board of Directors,

/s/ Sara Alvarez
Sara Alvarez
Secretary
San Juan, Puerto Rico
April 5, 2023

PROXY STATEMENT HIGHLIGHTS
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.
Meeting Information and Availability of Proxy Materials
Date and Time:	May 18, 2023 at 10:00 A.M., Atlantic Standard Time
Place:	Online at www.virtualshareholdermeeting.com/FBP2023
Record Date:	March 22, 2023
This Proxy Statement and the accompanying proxy card are being distributed and made available to stockholders on or about April 5, 2023.
How to Vote
Regardless of the number of shares you hold, your vote is important. Even if you plan to virtually attend the Annual Meeting, we encourage you to vote in advance of the meeting. You may vote using one of the following voting methods, and by providing information contained in your proxy card or voting instruction form provided to you by your broker, bank, trustee, or other nominee that holds your shares.
Record Holders	Beneficial Owners
By Phone	Follow the instructions set forth on the voting instruction form provided by your broker, bank, trustee, or other nominee that holds your shares with these proxy materials.
Call +1-800-690-6903

By Mail
Cast your ballot, sign your proxy card and return.

By-Internet
Visit www.proxyvote.com/318672 and vote online.

At the Virtual Annual Meeting
Attend our Annual Meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	1

MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal No. 1
Election of Directors				BOARD’S RECOMMENDATION ✔ “FOR” EACH NOMINEE

We are asking stockholders to elect the following directors for a one-year term ending at the 2024 Annual Meeting of Stockholders. The following table sets forth information with respect to our director nominees standing for election. All of the nominees are currently serving as directors. Please refer to the “Information With Respect to Nominees Standing for Election as Directors and With Respect to Executive Officers of the Corporation” section of this Proxy Statement for additional information about the nominees and their respective qualifications.

Name	Independent	Age	Director Since
Juan Acosta Reboyras	Yes	67	August 2014
Aurelio Alemán	No	64	September 2005
Luz A. Crespo	Yes	65	February 2015
Tracey Dedrick	Yes	66	January 2019
Patricia M. Eaves	Yes	63	March 2021
Daniel E. Frye	Yes	68	August 2018
John A. Heffern	Yes	61	October 2017
Roberto R. Herencia	Yes	63	October 2011
Félix M. Villamil	Yes	61	October 2020
Proposal No. 2
Advisory Vote to Approve Executive Compensation	BOARD’S RECOMMENDATION ✔ “FOR” THIS PROPOSAL

We are asking stockholders to approve on a non-binding basis the compensation of our NEOs as described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement. The Corporation holds this advisory vote on an annual basis.

Proposal No. 3
Ratification of Auditors	BOARD’S RECOMMENDATION ✔ “FOR” THIS PROPOSAL

We are asking stockholders to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2023 fiscal year. Information on fees paid to Crowe LLP during 2022 and 2021 is disclosed in the “Proposal No. 3 – Ratification of the Appointment of the Independent Registered Public Accounting Firm” section of this Proxy Statement.

2	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

2022 Company Performance Highlights
2022 was a financially and operationally exceptional year for the Corporation, as it was able to achieve one of its best performance years on record and meet corporate goals while addressing day-to-day challenges presented by the current macroeconomic environment. The last decade has shown how our institution adapts swiftly to changing market conditions and maintains consistent strength in the face of economic headwinds. Responsible and value driven capital allocation has allowed the Corporation to grow the franchise and invest for the future, while supporting our communities and colleagues, as well as returning capital to our stockholder through repurchases of common stock and the payment of common stock dividends. We are highly encouraged by the growth prospects in our main market, which should continue to benefit from rebuilding activity over the next several years.
Some of the key corporate accomplishments during 2022 included the following:
Strong Corporate Performance	✔	Earned $305.1 million in GAAP net income, an increase of 9% as compared to 2021
	✔	Achieved a record non-GAAP pre-tax pre-provision income of $475.3 million, an increase of 21% as compared to 2021*
✔
Overall organic loan growth of $762 million, or 10% as compared to 2021, excluding Small Business Administration Paycheck Protection Program (“SBA PPP”) loans and strategic reduction of residential mortgages

	✔	Prudent expense management, evidenced by historic low efficiency ratio of 48.25%
	✔	Reached a decade low non-performing asset ratio of 0.69%, a reduction of 9.2% as compared to 2021
	✔	Strong Return on Average Assets (“ROAA”) of 1.57%, an improvement of 13.77% as compared to 2021
Value Driven Capital Allocation	✔	Returned 119% of 2022 earnings to stockholders through repurchases of common stock and payment of common stock dividends
	✔	Continued to execute on capital deployment program, with the repurchase of $275 million in shares of common stock during 2022
	✔	Ample capital position to continue growing franchise and delivering value to stockholders
*
The Corporation reports its financial measures in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation of the GAAP to non-GAAP financial measures is provided in Appendix A to this Proxy Statement.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	3

Corporate Governance Highlights
✔	Board composed of 89% independent directors (eight out of nine Board nominees, except CEO)
✔	Majority voting standard for our director elections
✔	Average board tenure is 7.2 years with current Board nominees
✔	Board strategic oversight and review of Enterprise Risk Management
✔	Five fully independent Board committees
✔	An independent Chairman of the Board with extensive duties
✔	100% of Board nominees have experience in financial services, investment, and strategic planning
✔	100% of Board nominees have senior management and leadership experience
✔	78% of Board nominees have audit and risk oversight experience
✔	Annual elections of all directors (not a staggered Board)
✔	Frequent executive sessions of independent directors
✔	Stock ownership guidelines for executive officers and non-management directors
✔	Annual Board and committee self-evaluations
✔	A robust compensation clawback policy
✔	Oversight of Environmental, Social and Governance (“ESG”) matters clearly delineated among Board, committees, and management

4	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Executive Compensation Highlights

Performance-Driven We believe executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

• Focus on variable incentive-based pay (52%-71% of total target NEO pay is at-risk as performance-based)
Stockholder-Aligned Executives should be compensated through compensation elements designed to enhance stockholder value.

Competitively-Positioned Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

Responsibly-Governed Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.
Cautionary Note Regarding Forward-Looking Statements
The Corporation cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Proxy Statement or made by the Corporation, our management or our spokespeople involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Corporation’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Actual results may differ from those set forth in the forward-looking statements due to a variety of risk factors, including those contained in the Annual Report and the Corporation’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.
Incorporation by Reference
Neither the Compensation and Benefits Committee Report nor the Audit Committee Report included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference.
In addition, this Proxy Statement includes our website address. This website address is intended to provide an inactive, textual reference only. The information on our website is not part of this Proxy Statement.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	5

 1519 PONCE DE LEÓN AVENUE
SANTURCE, PUERTO RICO 00908
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2023
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Corporation for use at the 2023 Annual Meeting of Stockholders to be held at 10:00 a.m., Atlantic Standard Time, on Thursday, May 18, 2023, virtually at www.virtualshareholdermeeting.com/FBP2023, and at any adjournment or postponement thereof. This Proxy Statement, the Notice of 2023 Annual Meeting of Stockholders and the enclosed form of proxy are first being sent or provided on or about April 5, 2023 to stockholders of record as of March 22, 2023 (the “Record Date”). We have made available with this Proxy Statement the Annual Report, although the Annual Report should not be deemed to be part of this Proxy Statement. The Board has designated the individuals identified on the proxy card (the “proxy holders”) to serve as proxies to vote the shares represented at the Annual Meeting. Shares represented by properly executed proxies that we receive will be voted at the Annual Meeting in accordance with the instructions specified in the proxies. If you properly submit a proxy but do not give instructions on how you want your shares to be voted, your shares will be voted by the proxy holders in accordance with the Board’s recommendations described below. “We,” “our,” “us” and the “Corporation” refer to First BanCorp.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the Board committees, the compensation of directors and executive officers, and other required information.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will be asked to act upon the following matters, which are identified in the accompanying Notice of 2023 Annual Meeting of Stockholders:
•	the election of nine (9) directors, each for a term expiring at the 2024 Annual Meeting of Stockholders;
•	the approval on a non-binding basis of the 2022 compensation of the Corporation’s NEOs, who are identified herein; and
•	the ratification of the appointment of Crowe LLP (“Crowe”) as our independent registered public accounting firm for our 2023 fiscal year.
What should I receive?
You should receive this Proxy Statement, the Notice of 2023 Annual Meeting of Stockholders, the proxy card and the Annual Report with the audited financial statements for the year ended December 31, 2022, audited by Crowe.
How many votes do I have?
You will have one vote for every share of the Corporation’s common stock, par value $0.10 per share (the “Common Stock”), you owned as of the close of business on March 22, 2023, the Record Date.
If I am a holder of shares of Common Stock, but I did not hold my shares of Common Stock as of the Record Date, am I entitled to vote?
No. If you were not a record or beneficial holder of shares of Common Stock as of the Record Date, you will not be entitled or permitted to vote on the proposals.
How many shares of stock are issued and outstanding?
On the Record Date, 179,818,208 shares of Common Stock were issued and outstanding.
6	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

How many votes must be present to hold the Annual Meeting?
Holders of a majority of the outstanding shares of Common Stock must be present either by participating directly in the virtual Annual Meeting or by proxy to enable us to conduct business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether holders of a majority of the outstanding shares of Common Stock are present. A broker non-vote occurs when a broker, bank, trustee, or other nominee has not received voting instructions from the beneficial owner of shares of Common Stock and the broker, bank, trustee, or other nominee does not have discretionary authority to vote such shares on a particular matter. We urge you to vote by proxy even if you plan to virtually attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to conduct business at the Annual Meeting.
Votes cast by proxy or during the Annual Meeting will be counted by Broadridge Financial Solutions, an independent third party.
What vote is required and how are abstentions and broker non-votes treated?
You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each nominee for the Board (Proposal No. 1), the approval on a non-binding basis on executive compensation (Proposal No. 2), and ratification of the independent auditor (Proposal No. 3).
A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:
Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
No. 1 – Election of 9 Directors to Serve for One-Year Term Expiring at the 2024 Annual Meeting of Stockholders	“For,” “Against,” or “Abstain” on each nominee	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as votes cast “against.” Broker non-votes will not be counted in determining the number of shares for approval, accordingly, they will have no effect.
No. 2 – Approve on a non-binding basis the 2022 compensation of the Corporation’s NEOs	“For,” “Against,” or “Abstain”	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as votes cast “against.” Broker non-votes will not be counted in determining the number of shares for approval. Accordingly, they will have no effect.
No. 3 – Ratify the Appointment of Crowe as our Independent Auditor for Fiscal Year 2023	“For,” “Against,” or “Abstain”	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.
Abstentions will have the same effect as votes cast “against.” Brokers have discretionary authority to vote shares on this proposal even if they have not received voting instructions from the beneficial owner of such shares, as discussed below.

If you are not the stockholder of record of your shares, your bank, broker, trustee, or other nominee, as the case may be, that is the record holder of your shares may not vote the shares without your instruction on matters considered to be “non-routine.” The only proposal to be voted on at the Annual Meeting that is considered a routine proposal is the ratification of the independent registered public accounting firm. Therefore, your bank, broker, trustee, or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your broker otherwise.
On which proposals can my broker vote my shares?
Brokers do not have discretionary authority to vote shares on the election of directors or on the non-binding approval of compensation of the Corporation’s NEOs. For your vote to be counted with respect to these proposals, you must instruct your broker how to vote your shares. Brokers have discretionary authority to vote shares on the ratification of the independent registered public accounting firm because it is considered a routine proposal.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	7

How does the Board recommend that I vote?
The following are the Board’s recommendations with respect to each of the items to be considered and voted upon at the Annual Meeting:
•	Proposal No. 1 — The Board recommends a vote FOR each nominee to the Board;
•	Proposal No. 2 — The Board recommends a vote FOR the non-binding advisory approval of the 2022 compensation of the Corporation’s NEOs; and
•	Proposal No. 3 — The Board recommends a vote FOR the ratification of the Corporation’s independent registered public accounting firm for the 2023 fiscal year.
How do I vote?
If you are a “stockholder of record” on the Record Date, you may vote by proxy without attending the Annual Meeting by:
•	voting via the Internet (instructions are on the Notice of Internet Availability of Proxy Materials and the proxy card);
•	voting by telephone (instructions are on the Notice of Internet Availability of Proxy Materials and the proxy card); or
•	voting by mail if you receive or request paper copies of the Proxy Materials by completing the enclosed proxy card, signing, dating, and returning it in the enclosed postage-paid envelope.
Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 17, 2023. Please refer to the specific instructions set forth on the Notice of Internet Availability of Proxy Materials or the proxy card for additional information on how to vote. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder and you will need to provide your 16-digit control number to access this system.
If you hold your shares in “street name” (i.e., your shares are held of record by a broker, bank, trustee, or other nominee), your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your shares, including a voting instruction form.
Can I vote my shares virtually at the Annual Meeting?
If you are a “stockholder of record” on the Record Date, you may vote your shares virtually at the Annual Meeting. If you hold your shares in “street name,” you must obtain a valid, legal proxy from your broker, banker, trustee, or other nominee, giving you the right to vote your shares virtually at the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner, i.e. in street name?
Stockholder of Record. If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Proxy Materials are being provided directly to you by the Corporation. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or by completing, signing, dating, and returning the enclosed proxy card.
Beneficial Owner. If your shares are held by a broker, bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Proxy Materials are being forwarded to you by your broker, bank, trustee, or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or other nominee on how to vote the shares held in your account, and the broker, bank, trustee, or other nominee who holds your shares will inform you how to instruct it to vote your shares. The organization that holds your shares, however, is considered the stockholder of record for purposes of voting at the Annual Meeting. As noted above, if you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid, legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares virtually at the Annual Meeting. The organization that holds your shares cannot vote your shares without your instructions on Proposals No. 1 and No. 2, so it is important that you instruct your broker, bank, trustee, or other nominee how to vote your shares.
Who will bear the costs of soliciting proxies for the Annual Meeting?
We will bear the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. Our directors, officers and employees may also solicit proxies but will not receive any additional compensation for their services. Proxies and the Proxy Materials will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.
8	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Can I change my vote?
Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by sending in a new proxy card with a later date, casting a new vote over the Internet or by telephone, or sending a written notice of revocation to the President or Secretary of the Board of First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. To be effective, any revocation must be delivered to the Corporation before the proxy is exercised. Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 17, 2023. If you virtually attend the Annual Meeting and vote, your previously submitted proxy will not be used.
If your shares are held in street name, your broker, bank, trustee, or other nominee will instruct you as to how your vote may be changed.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple Notices of Internet Availability of Proxy Materials or multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a voting instruction form for each brokerage account in which you hold shares. You should exercise your vote in connection with each set of voting materials you receive as they represent different shares.
Could other matters be decided at the Annual Meeting?
The Board does not intend to present any business at the Annual Meeting other than that which is described in the Notice of 2023 Annual Meeting of Stockholders in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting and the Chairman of the Annual Meeting will declare out of order and disregard any matter not properly presented. However, if any new matter or stockholder proposal requiring the vote of the stockholders is properly presented before the Annual Meeting, proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders, under the discretionary authority granted by stockholders in their proxies in connection with general matters, subject to compliance with Rule 14a-4(c) under the Exchange Act.
What happens to my vote if the Annual Meeting is postponed or adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is exercised.
Who can help answer my questions?
You should contact Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041, if you have any questions about how to vote at the Annual Meeting by Internet, telephone, or mail; if you need directions regarding how to virtually attend and vote during the Annual Meeting; or if you need copies of our public filings submitted to the SEC.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	9

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 18, 2023
You will help the Corporation protect the environment and save postage and printing expenses in future years by consenting to receive the Annual Report and the Proxy Materials via the Internet. This Proxy Statement and the Annual Report are available at https://materials.proxyvote.com/318672. You may also obtain directions regarding how to virtually attend the Annual Meeting and vote during the Annual Meeting by contacting Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth certain information as of March 22, 2023, unless otherwise specified, with respect to shares of our Common Stock beneficially owned, which includes shares that a person has the right to acquire within sixty (60) days after March 22, 2023, by: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each director, each director nominee, and each NEO; and (3) all current directors and executive officers as a group. This information has been provided by each of the directors and executive officers at our request or derived from statements filed with the SEC pursuant to Section 13(d), 13(g), or 16(a) of the Exchange Act. Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). Unless otherwise indicated, to the Corporation’s knowledge, the identified beneficial owners have sole voting and dispositive power over the shares.
(1)	Beneficial Owners of More Than 5% of Our Common Stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(a)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	27,437,911(b)	15.3%
The Vanguard Group. 100 Vanguard Blvd. Malvern, PA 19355	23,824,328(c)	13.2%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX, 78746	13,714,753(d)	7.6%
American Century Investment Management, Inc. 4500 Main Street 9th Floor Kansa City, MO	11,489,198(e)	6.4%
AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	11,125,510(f)	6.2%
State Street Corporation State Street Financial Center 1 Lincoln Street Boston, MA 02111	9,629,684(g)	5.4%
(a)	Based on 179,818,208 shares of Common Stock outstanding as of March 22, 2023.
10	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Security Ownership of Certain Beneficial Owners and Management | Beneficial Owners of More Than 5% of our Common Stock
(b)
Based solely on a Schedule 13G filed with the SEC on January 26, 2023, in which BlackRock, Inc. reported aggregate beneficial ownership of 27,437,911 shares of Common Stock as of December 31, 2022. BlackRock, Inc. reported that it possessed sole power to dispose or direct the disposition of 27,437,911 shares of Common Stock. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote of 27,089,301 shares of Common Stock beneficially owned.

(c)
Based solely on a Schedule 13G filed with the SEC on February 9, 2023, in which The Vanguard Group reported aggregate beneficial ownership of 23,824,328 shares of Common Stock as of December 31, 2022. The Vanguard Group reported that it possessed sole power to dispose or direct the disposition of 23,455,789 shares of Common Stock and shared power to dispose or direct the disposition of 368,539 shares of Common Stock. The Vanguard Group reported that it possessed shared power to vote or direct the vote of 176,519 shares of Common Stock beneficially owned.

(d)
Based solely on a Schedule 13G filed with the SEC on February 10, 2023, in which Dimensional Fund Advisors LP reported aggregate beneficial ownership of 13,714,753 shares of Common Stock as of December 31, 2022. Dimensional Fund Advisors LLP reported that it possessed sole power to dispose or direct the disposition of 13,714,753 shares of Common Stock. Dimensional Fund Advisors LP reported that it possessed sole power to vote or direct the vote of 13,527,775 shares of Common Stock beneficially owned.

(e)
Based solely on a Schedule 13G filed with the SEC on February 8, 2023, in which American Century Investment Management, Inc. (filed jointly with American Centuries Company, Inc. and Stowers Institute for Medical Research) reported aggregate beneficial ownership of 11,489,198 share of Common Stock as of December 31, 2022. American Century Investment Management, Inc., reported that it possessed sole power to dispose or direct the disposition of 11,489,198 shares of Common Stock. American Century Investment Management, Inc., reported that it possessed sole power to vote or direct the vote of 11,286,799 shares of Common Stock beneficially owned.

(f)
Based solely on a Schedule 13G filed with the SEC on February 13, 2023, in which AllianceBernstein L.P., reported aggregate beneficial ownership of 11,125,510 shares of Common Stock as of December 31, 2022. AllianceBernstein L.P. reported that it possessed sole power to dispose or direct the disposition of 11,125,510 shares of Common Stock. AllianceBernstein L.P. reported that it possessed sole power to vote or direct the vote of 9,586,815 shares of Common Stock beneficially owned.

(g)
Based solely on a Schedule 13G filed with the SEC on February 8, 2023, in which State Street Corporation reported aggregate beneficial ownership of 9,629,684 shares of Common Stock as of December 31, 2022. State Street Corporation reported that it possessed shared power to dispose or direct the disposition of 9,629,684 shares of Common Stock. State Street Corporation reported that it possessed shared power to vote or direct the vote of 9,142,744 shares of Common Stock beneficially owned.

(2)	Beneficial Ownership of Directors, Director Nominees and Executive Officers:
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Directors and Director Nominees
Juan Acosta Reboyras	70,334	*
Aurelio Alemán, President & Chief Executive Officer	1,235,280	*
Luz A. Crespo	66,377	*
Tracey Dedrick	26,167	*
Patricia M. Eaves	13,004	*
Daniel E. Frye	20,741	*
John A. Heffern	84,895	*
Roberto R. Herencia, Chairman of the Board	739,793	*
Félix M. Villamil	12,703	*
Named Executive Officers
Orlando Berges, Executive Vice President & Chief Financial Officer	334,652	*
Donald Kafka, Executive Vice President & Chief Operations Officer	278,691	*
Cassan Pancham, Executive Vice President & Business Group Executive	279,818	*
Nayda Rivera, Executive Vice President & Chief Risk Officer	278,279	*
All current directors, Executive Officers and Chief Accounting Officer as a group (21 persons as a group)	4,318,100	2.4%
*	Less than 1% of our outstanding Common Stock as of March 22, 2023.
(a)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. This table also includes shares granted under the First

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	11

Security Ownership of Certain Beneficial Owners and Management | Beneficial Owners of More Than 5% of our Common Stock
BanCorp Omnibus Incentive Plan, as amended (the “Omnibus Incentive Plan”), subject to forfeiture upon failure to meet vesting conditions, as follows: Mr. Acosta Reboyras, 2,923; Mr. Alemán,177,040; Mrs. Crespo, 2,923; Ms. Dedrick, 2,923; Mrs. Eaves, 3,048; Mr. Frye, 2,923; Mr. Heffern, 2,923; Mr. Herencia, 7,309; Mr. Berges, 50,703; Mr. Kafka, 33,791; Mr. Pancham, 32,880; Mrs. Rivera, 43,647; Mr. Villamil, 2,557 and all current directors and executive officers as a group 582,772. These amounts do not include shares of Common Stock represented by units in a unitized stock fund under our Defined Contribution Retirement Plan.
12	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

INFORMATION WITH RESPECT TO NOMINEES STANDING FOR ELECTION
AS DIRECTORS AND WITH RESPECT TO EXECUTIVE OFFICERS OF
THE CORPORATION
PROPOSAL NO. 1—ELECTION OF DIRECTORS
At the Annual Meeting, stockholders are being asked to vote on the election of nine members to the Board to serve until the 2024 Annual Meeting or until their earlier death, incapacity, resignation, or respective successors are duly elected and qualified. The Board, upon the recommendation of the Corporate Governance and Nominating Committee (the “Governance Committee”), has nominated the nine people listed below for election at the Annual Meeting.
Each of the nominees for director has agreed to be named in the Proxy Statement and to serve as a director if elected. Each nominee is currently serving as a director of the Corporation.
Our Amended and Restated By-laws provide that the Board will consist of a number of members fixed from time to time by resolution of a majority of the Board, provided that the number of directors is always an odd number and not less than five nor more than fifteen. In accordance with our Restated Articles of Incorporation and Amended and Restated By-laws, director nominees stand for election annually. A director is elected by the stockholders for a one-year term and serves until his or her successor is duly elected and qualified or their earlier death, incapacity, or resignation. If stockholders do not elect a nominee who is serving as a director, Puerto Rico corporation law provides that the director would continue to serve on the Board as a “holdover director.” Under our Amended and Restated By-laws, any director nominee who is not elected by a majority of the votes present in person or by proxy and entitled to vote must tender his or her resignation to the Board promptly following certification of the stockholder vote.The Board must act on the tendered resignation within 90 days following certification of the stockholder vote and must elect a new director by the affirmative vote of a majority of the Board to fill the vacancy until the next election of directors by stockholders.
On March 16, 2023, the Board nominated current Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Patricia M. Eaves, Tracey Dedrick, Daniel E. Frye, John A. Heffern, Roberto R. Herencia, and Félix M. Villamil to serve terms ending at the 2024 Annual Meeting of Stockholders, and when their respective successors have been duly elected and qualified. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of these nominees. If any nominee should be unable to serve or for good cause will not serve, the designated proxies will vote each executed and returned proxy for the substitute nominee or nominees as the Board may propose. At this time, the Board knows of no reason why any of the persons identified above may not be able to serve as a director if elected and has not identified any substitute nominees.
Currently, all members of the Board of the Corporation are also the members of the Board of Directors of FirstBank Puerto Rico (“FirstBank” or the “Bank”), the subsidiary bank of the Corporation. The information presented below regarding the time of service on the Board includes terms concurrently served on the Board of Directors of the Bank, as applicable.
DIRECTOR QUALIFICATIONS
Each director nominee has the qualifications and experience to focus on the complex issues confronting us and the financial industry. The nominees are leaders in business, finance, accounting or academia because of their intellectual acumen and analytic skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments. Each has been chosen to stand for election in part because he or she asks difficult questions, understands our unique challenges, and evaluates the strategies proposed by management and, when applicable, oversees their implementation.
Our nominees collectively have a long record of professional integrity and dedication to their professions and community, a strong work ethic that includes coming fully prepared to meetings and fulfilling professional obligations, enhancing the productivity of the Board, and sharing with the Corporation their experiences as directors of other companies.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	13

Proposal No.1—Election of Directors | Director Qualifications
In evaluating the composition of the Board, the Governance Committee seeks to find and retain individuals who, in addition to having the qualifications set forth in our Corporate Governance Guidelines and Principles, have the skills, experience and abilities necessary to oversee our operations in the corporate and consumer banking businesses within Puerto Rico, the United States, and the United States and British Virgin Islands. The Governance Committee has determined that it is critically important to our proper operation and success that, through its members, our Board has expertise and experience in the following areas:
•
Leadership: Experience in significant leadership positions over an extended period, especially chief executive officer (“CEO”) positions. Directors with that experience generally provide the Corporation with special insights and possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the Corporation.

•
Financial Services Industry: Experience in the financial services industry. Directors with that experience provide insight with respect to the Corporation’s diversified banking businesses, which provide a broad range of financial services to consumer and corporate customers.

•
Risk Management: Risk expertise to assist the Corporation in ensuring that it is properly identifying, analyzing, measuring, monitoring, reporting and controlling or mitigating risk. Risk management is a critical function of a financial services company, and its proper supervision requires directors with sophisticated risk management skills and experience. Directors provide oversight of the Corporation’s risk management framework, including the significant policies, procedures and practices used in managing credit, market and certain other risks, and review recommendations by management regarding risk mitigation.

•
Regulatory Compliance: Experience serving at, or interacting with, regulators, or operating businesses subject to extensive regulation, in order to support our continued compliance with the many applicable regulatory requirements and promote ongoing effective relationships with our regulators. The Corporation and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and federally, including the Federal Reserve Board (the “Fed”), the Federal Deposit Insurance Corporation (the “FDIC”) and the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico and other local banking and insurance authorities (collectively, the “Regulators”).

•
Consumer Business: Extensive consumer experience to assist the Corporation in evaluating its business model and strategies for reaching and servicing its retail customers. The Corporation provides services to retail customers in connection with its retail banking, consumer finance, real estate lending, personal loans, auto loans, small and middle market commercial banking and other financial services businesses.

•
Corporate Business: A depth of understanding of and experience with complex business structures and transactions. Directors with that experience enhance the Corporation’s provision of a variety of services to its corporate clients, including financial restructurings, loans and cash management.

•
Financial Reporting: Direct or supervisory experience in the preparation of financial statements, as well as finance and accounting expertise. While the Board and its committees are not responsible for preparing our financial statements, they have oversight responsibility and the Audit Committee has the authority to select, oversee and evaluate our independent registered public accounting firm.

•
Legal Matters: Experience complying with legal and contractual requirements, as well as understanding complex litigation and litigation strategies. Our Board has an important oversight function with respect to compliance with applicable requirements. In addition, it monitors legal proceedings and evaluates major settlements.

14	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting
NOMINEES STANDING FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT
THE 2024 ANNUAL MEETING

Juan Acosta Reboyras AGE: 67 DIRECTOR SINCE: August 2014
Director of the Corporation since August 2014. Mr. Juan Acosta Reboyras has been the Managing Member and Co-Founder of Acosta & Ramirez Law Office, LLC, since 1999, specializing in tax and corporate law, individual tax planning, estate planning and general matters of tax and corporate law. Mr. Acosta Reboyras was a former partner of KPMG from 1976 to 1995, and of the law firms Goldman Antonetti & Cordova from 1995 to 1996 and McConnell Valdes from 1996 to 1999.Throughout his 46-year career, Mr. Acosta-Reboyras has dealt with a variety of tax compliance and planning issues while concentrating on tax-related business affairs, including corporate reorganizations, mergers, acquisitions, and divestitures. He has also counseled clients on the organization and operation of corporations in Puerto Rico, applications for grants of tax exemption and United States and Puerto Rico income tax matters dealing with outbound and inbound transfers of assets. Mr. Acosta-Reboyras has been a Certified Public Accountant since 1977 and has been licensed to practice law in the Commonwealth of Puerto Rico and the United States Court of Appeals for the First Circuit since 1984. He is a former President of the Puerto Rico Society of Certified Accountants and a member of the Puerto Rico Bar Association and the American Institute of Certified Public Accountants. He is also a former member of the Board of Directors of the University of Puerto Rico. Mr. Acosta-Reboyras also serves on the Board of Directors of various non-profit organizations.

Director Qualifications:
	•	His extensive experience in tax and corporate law gained as the managing partner of Acosta & Ramirez Law Office, LLC enhances the Board’s understanding of tax and financial matters.
	•	His experience with a variety of tax compliance and planning issues, including corporate reorganizations, mergers, acquisitions, and divestitures brings to the Board vast legal related expertise.
•
His leadership experience obtained from director and executive positions held at the Puerto Rico Society of Certified Accountants and the University of Puerto Rico enhances the Board’s oversight functions.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	15

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

Aurelio Alemán AGE: 64 DIRECTOR SINCE: September 2005 President and Chief Executive Officer
President and CEO of the Corporation since September 2009. Director of First BanCorp. and its subsidiary FirstBank since September 2005. Mr. Alemán currently serves as Chairman of the Board of Directors and CEO of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, First Express, Inc., First Management of Puerto Rico, L.L.C., FirstBank Insurance Agency, LLC and FirstBank Overseas Corp. He was the Chairman of the Board of Directors and CEO of the Corporation’s subsidiary First Mortgage, Inc. from September 2005 through December 2014, and Senior Executive Vice President and Chief Operating Officer of the Corporation from October 2005 to September 2009. During that period, he was responsible for all the Retail & Consumer Banking Business Areas of FirstBank, as well as the operations of First Mortgage, First Leasing & Car Rental, FirstBank Insurance Agency, Inc., and First Federal Finance Limited Liability Company d/b/a Money Express. He was also in charge of the operations of FirstBank’s Florida banking subsidiary and the British and US Virgin Islands, where FirstBank is one of the leading banking institutions. In addition, he supervised the Human Resources, Operations, Technology, Strategic Planning, and Marketing and Public Relations departments. He was the Executive Vice President responsible for the consumer lending business of FirstBank between 1998 and 2009, where he undertook the presidency of various of the Corporation’s subsidiaries, as follows: President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2006; President of FirstBank Insurance Agency, Inc. from 2001 to 2006; and President of the Corporation’s subsidiary First Leasing & Rental Corp. from 1999 to June 2007. Previously, he was Vice President of Citibank, N.A., as Chief of Consumer Indirect Business & Mortgage, responsible for the wholesale and retail automobile financing and retail mortgage business from 1996 to 1998 and Vice President of Chase Manhattan Bank, N.A., as Operations and Technology Executive, responsible for banking operations and technology of the retail and corporate banking divisions for Puerto Rico and the Eastern Caribbean region from 1990 to 1996. Mr. Alemán served as President of the Puerto Rico Bank’s Association from October 2019 to October 2021 and from 2011 to 2013. Since 2012, he has been a Director of the Latin America and Caribbean Advisory Board of MasterCard.

Director Qualifications:
•
His roles as CEO of the Corporation since 2009, President and/or CEO of many of the Corporation’s subsidiaries from 2005 to 2009, and Chief Operating Officer of the Corporation from 2005 to 2009, have provided him extensive leadership and financial services industry experience. Under his tenure as CEO, he engineered the turnaround of the Corporation’s troubled financial institution subsidiary in a local economy that had by then produced three bank failures. In less than two years, he oversaw the creation of a strategic plan that resulted in the $520 million recapitalization of the Corporation in 2011, the second largest of its kind since the financial crisis in 2008. After the capital raise, Mr. Alemán’s leadership resulted in the transition of the organization from a defensive to an offensive posture and in the timely execution of the Corporation’s strategic plan, which has produced major improvements in net interest income, deposit growth and composition, and asset quality. The Corporation’s return to profitability in 2012, ahead of market expectations, was accompanied by the strengthening of the franchise in the areas of product development, talent management, and employee engagement. Under Mr. Alemán’s direction, the Corporation participated in a novel transaction with one of its competitors to acquire Doral Bank in 2015, thus expanding the institution’s footprint and increasing its growth potential. In October 2020, under Mr. Aleman’s leadership, the Bank completed the acquisition of Banco Santander Puerto Rico, which improved the Corporation’s scale and competitiveness in the Puerto Rico market, while enhancing its funding and risk profile.

•
His career of more than 40 years in the financial services industry, which includes diverse positions in the areas of business administration, sales, credit and risk management, banking operations, and technology in institutions such as the Corporation, Citibank, and Chase Manhattan Bank, has given him a comprehensive understanding of the industry.

•
In his roles as President, CEO and Chief Operating Officer of the Corporation and the Bank and through his prior experience as Vice President of Citibank, N.A. and Chase Manhattan Bank, N.A., Mr. Alemán gained extensive experience with financial services, consumer business, corporate business issues, risk management, operations, and technology.

16	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

Luz A. Crespo AGE: 65 DIRECTOR SINCE: February 2015
Director of the Corporation since February 2015. CEO of the Puerto Rico Science, Technology and Research Trust since March 2015. Mrs. Luz A. Crespo is a retired General Manager of the Enterprise Business Division (Puerto Rico Manufacturing Operation-PRMO) of Hewlett-Packard Puerto Rico (“HP”) located in Aguadilla. Her tenure at HP lasted for 32 years, from 1981 to 2013. She is a member of the Industrial Engineering Honor Society, Alpha Pi Mu. Mrs. Crespo served as the President of the Puerto Rico Manufacturing Association (“PRMA”) from 2000 to 2002 and later served on the Nominating Committee of PRMA from 2003 to 2013. She was also a member of the Manufacturing Advisory Board during the incumbency of Governor Luis Fortuño from 2011 to 2013.

Director Qualifications:
•
Her tenure of 32 years at HP provides significant leadership experience over an extended period of time. As part of her responsibilities, she provided supply chain support to operations in Europe (England, Germany, and the Czech Republic) and Mexico. In addition, Mrs. Crespo managed the Latin-American Unix operation where her responsibilities included sales, marketing, and total customer experience.

•
Mrs. Crespo brings to the Corporation risk management expertise in the information technology (“IT”) industry. Mrs. Crespo’s experience and expertise in IT-related matters provides the Board with valuable direction and input on IT-related risks and assists the Corporation in developing a more effective IT governance structure and cyber security oversight.

Tracey Dedrick AGE: 66 DIRECTOR SINCE: January 2019 OTHER CURRENT PUBLIC BOARDS: Sterling Bancorp
Director of the Corporation since January 2019. Ms. Dedrick is a former Executive Vice President and Head of Enterprise Risk Management for Santander Holdings U.S., where she was responsible for enterprise risk, operational risk, and market risk for the Americas from September 2016 until her retirement in 2017. Prior to this role, Ms. Dedrick was Executive Vice President and Chief Risk Officer at Hudson City Bancorp from July 2011 until November 2015 and remained with its successor M&T Bank from November 2015 to February 2016. From January 2010 to February 2011, Ms. Dedrick served as the Treasurer of PineBridge Investments, an asset management company with $83 billion in assets under management. Prior to this, Ms. Dedrick was employed by MetLife, the largest insurance provider in the United States, where she served as Vice President and Assistant Treasurer from June 2001 until July 2004, Vice President and Head of Investor Relations from July 2004 until July 2007 and then served as the Senior Vice President and Head of Market Risk from July 2007 until September 2009. Ms. Dedrick is a member of the board of the Information Systems Audit and Control Association (“ISACA”), a professional association focused on IT governance, where she also served as Chair from June 2020 to June 2021. Ms. Dedrick currently serves as a member of the Audit & Risk Committee, the Executive Committee, the Governance and Nominating Committee, and the Compensation Committee of ISACA. In addition, in December 2022, Ms. Dedrick was named Interim CEO of ISACA. In December 2020, Ms. Dedrick was appointed as a board member of Sterling Bancorp (NASDAQ: SBT). As Lead Independent Director of Sterling Bancorp, Ms. Dedrick chairs the Risk Committee and the Nominating and Corporate Governance Committee and serves on the Ethics and Compliance Committee. Ms. Dedrick also served as a board member of Fieldpoint Private, a private wealth management firm, from January 2020 to December 2020.

Director Qualifications:
•
She is a former financial service industry executive, with over 40 years of experience in a wide variety of management roles in areas such as risk management, compliance, treasury and investor relations, which provides the Board with valuable insight.

•
As former Executive Vice President and Head of Enterprise Risk Management of Santander Holdings U.S., Ms. Dedrick brings to the Board valuable insight with respect to governance over enterprise risk management functions and other operational and market risk areas, such as information security and treasury functions.

•
Her extensive knowledge of key risk areas, such as, market, liquidity, credit, operational, cyber, IT, strategic, reputational, model and vendor/third party risks, consumer and commercial banking regulations, including BSA/AML, UDAAP and Community Reinvestment Act (the “CRA”), enhances the Board’s oversight of those areas.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	17

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

Patricia M. Eaves AGE: 63 DIRECTOR SINCE: March 2021
Director of the Corporation since March 2021. Mrs. Eaves has over 25 years of experience in the telecommunications industry within Puerto Rico. Prior to retiring in 2019, Mrs. Eaves served as the Chief Commercial Officer of Sprint Puerto Rico from 1995 to 2019. Mrs. Eaves also has ample experience in marketing and advertising communications, including digital content, social media, promotions, events, and public relations. During her tenure at Sprint Puerto Rico, Mrs. Eaves oversaw the execution of successful sales and marketing strategies, while leading a team of over 180 employees in a highly competitive segment. In addition, she oversaw advertising campaigns that increased brand awareness and achieved consistent year over year growth. Prior to joining Sprint Puerto Rico in 1995, Mrs. Eaves held various sales and marketing positions within the communications and media industry in Puerto Rico. Mrs. Eaves is also actively involved in various non-profit organizations in Puerto Rico, including serving as a board member of Young Presidents Organization.

Director Qualifications:
•
High-achieving executive with over 30 years of experience in various leadership roles in sales and marketing within Puerto Rico, which enables her to provide the Board with intricate knowledge and profound understanding of Puerto Rican consumers and their habits and motivations.

	•	Knowledge of the telecommunications and media industries in Puerto Rico obtained during her tenure at Sprint Puerto Rico and other media/communications firms.
•
Experience in leading large teams to successfully reach and exceed goals, identifying operational efficiencies that impact the bottom line, and executing strategies to increase customer engagement and brand awareness.

Daniel E. Frye AGE: 68 DIRECTOR SINCE: August 2018
Director of the Corporation since August 2018. Mr. Frye is a former Special Advisor and Area Director of the FDIC, with over 43 years of experience in the banking industry. Prior to retiring in December 2016, Mr. Frye held various positions within the FDIC, including Bank Examiner, Regional Manager, Area Director and Special Advisor. From August 2014 to December 2016, Mr. Frye served as Special Advisor at the FDIC. From 2002 to August 2014, he served as Area Director of the FDIC’s Boston Area Office, where he directed the risk management supervisory activities for the six New England states and served as acting Regional Director for the FDIC’s New York Region for approximately two years during this timeframe, with responsibility for both the risk management and consumer protection supervisory programs. Mr. Frye has served as an independent director of privately-held Shinhan Bank America since April 2017.

Director Qualifications:
•
His extensive experience as a former Bank Examiner, Regional Manager, Area Director and Special Advisor of the FDIC, with over 42 years of experience in a wide variety of roles requiring risk management and financial expertise, enables him to provide the Board with valuable insight into the financial services industry and in key areas of leadership, risk management and financial reporting.

•
His extensive experience overseeing risk management and financial functions at the FDIC, enables him to assist the Corporation in ensuring that it is properly identifying, measuring, monitoring, reporting, analyzing and controlling or mitigating risk.

18	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

John A. Heffern AGE: 61 DIRECTOR SINCE: October 2017
Director of the Corporation since October 2017. Since January 2023, Co-President, Portfolio Manager and Member of the Investment Committee of Princeton Capital Management LLC, a registered investment advisor firm. Prior to joining Princeton Captial Management LLC, Mr. Heffem was a Portfolio Manager at Mendon Capital Advisers Corp., an asset manager firm in bank equities, from November 2021 through December 2022. Founder of KCA/Princeton Advisors, LLC (“KCA”), a private investment firm, and also serves as its Principal since January 2017. Prior to founding KCA, Mr. Heffern was a Managing Partner/Senior Portfolio Manager at Chartwell Investment Partners. Mr. Heffern served in this role from 2005 through 2016 and managed the firm’s growth investing strategies for institutional separate account clients and as subadvisor to leading mutual fund companies with multi-manager strategies in the areas of domestic small cap growth and mid cap growth equities. From 1997 to 2005, he served as a Senior Vice President and Senior Portfolio Manager with the growth investing group at Delaware Investment Advisers, and was a founder of the Delaware American Services Fund, a mutual fund specializing in banking and non-banking financial companies, as well as non-financial service companies. From 1994 to 1997, he served as a Senior Vice President/Senior Equity Analyst at NatWest Securities Limited, Research Division, covering banks and specialty financial services companies. From 1988 to 1994, Mr. Heffern was a Principal and Senior Equity Analyst at Alex. Brown & Sons, Inc, Research Division, where he specialized in U.S. banks and thrifts. Mr. Heffern served from May 2016 through September 2018 on the Board of Trustees of the Princeton Junior School, where he chaired its Development Committee and was a member of its Finance Committee. Since 2019, member of the Finance Committee of the Church of St. Ann in Laurence, NJ, and member of the Board of Trustees of Laurence Cemetary Company.

Director Qualifications:
•
Experience with financial services companies and risk management expertise obtained as a managing Partner/Senior Portfolio Manager at Chartwell Investment Partners analyzing and monitoring substantial investment positions enables him to provide the Board with valuable insights regarding investment strategies.

•
More than 35 years of finance, banking and managerial experience and expertise in evaluating companies’ strategies, operations and risks gained through his work in the investment management industry enables him to provide the Board with valuable insights.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	19

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

Roberto R. Herencia AGE: 63 DIRECTOR AND CHAIRMAN SINCE: October 2011 OTHER CURRENT PUBLIC BOARDS: Banner Corporation Byline BanCorp
Director of the Corporation and Chairman of the Board since October 2011. President and CEO of BXM Holdings, an investment fund specializing in community bank investments, since October 2010. Mr. Herencia is a founder, and served as independent director and Chairman of the Board of Directors of Byline Bancorp (NYSE:BY) and its subsidiary bank, Byline Bank, since 2013, and effective February 2021 assumed the role of CEO of Byline Bancorp. Between 2009 and 2010, Mr. Herencia served as President and CEO of Midwest Banc Holdings, Inc., and its subsidiary Midwest Bank and Trust. Previously, he spent 17 years with Popular Inc. (NASDAQ: BPOP) as its Executive Vice President and President of Popular Inc.’s subsidiary, Banco Popular North America. Prior to joining Popular Inc., Mr. Herencia spent 10 years with The First National Bank of Chicago, now a part of J.P. Morgan Chase (NYSE: JPM), in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division.

Mr. Herencia has served as Chairman of the Board of Directors of Byline BanCorp and as Executive Chairman of Byline Bank, the subsidiary bank of Byline Bancorp, since June 2013. In May 2022, Mr. Herencia was appointed as Chairman of the Board of Directors of Banner Corporation (NASDAQ: BANR) and its subsidiary Banner Bank, where he has served as an independent director since March 2016. Mr. Herencia served on the Board of Directors of the Development Finance Corporation (DFC), an agency of the U.S. Government, following his appointment by President Obama and confirmation by the U.S. Senate in 2011, and re-nomination in April 2013 until November 2019. Mr. Herencia served from December 2010 to September 2015 as an independent director of privately held SKBHC Holdings LLC and its two subsidiary banks, AmericanWest Bank and First National Bank of Starbuck. Between 2003 and 2007, Mr. Herencia was a member of the Board of Directors of The ServiceMaster Company (NYSE: SVM), where he served as Chairman of its Audit and Finance Committee.

Mr. Herencia is a Trustee of DePaul University and the Northwestern Memorial Foundation in Chicago. He serves on the Board of Directors of Junior Achievement of Chicago, Polk Brothers Foundation, and Christian Brothers Investment Services.

Director Qualifications:
•
He is a financial services industry executive, consultant and leader with 40 years of broad experience in all aspects of the banking industry in the U.S., including senior roles in all segments of banking, including corporate, commercial, small business, problem asset restructuring and retail banking, which provides the Board with valuable insight in the areas of leadership, strategic planning and relationship banking.

•
His vast experience in the financial institutions industry, as evidenced by his positions as CEO of a publicly traded community bank, head of emerging markets at a major domestic and international bank, and consultant to regulators, has provided him with extensive experience in complex and distressed turnaround efforts, mergers, and acquisitions. This experience benefits the Board’s ability to assess issues relating to regulatory compliance and risk management.

•
His experience and designation as a financial expert and chairman of the audit committee of a publicly traded company and his role in various other audit committees of private companies enhance the Board’s understanding of complex financial matters and understanding of governance matters.

•
Corporate business knowledge, leadership abilities and risk management capabilities obtained from Mr. Herencia’s experience as President and CEO enhance the Board’s understanding of the responsibilities and challenges of public companies.

20	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2024 Annual Meeting

Félix M. Villamil AGE: 61 DIRECTOR SINCE: October 2020
Director of the Corporation since October 2020. Since 2017, Mr. Villamil has been a member of the Board of Directors of V. Suárez & Company, a privately-owned corporation and one of Puerto Rico’s largest distributors in the beverage, food, household goods, and personal cares, among other segments, where he is a member of the Audit Committee and Information Technology Committee. Since 2010, Mr. Villamil has served as a member of the Board of Trustees of the Sacred Heart University, where he serves as Chairman of the Audit Committee, and previously served as Vice Chairman of the Board of Trustees. From 2004 until his retirement in 2013, Mr. Villamil held various positions within Evertec, Inc. (NYSE:EVTC), including CEO and Director from September 2010 to February 2012, and Vice Chairman from 2012 to 2013. As CEO and Director of Evertec, Inc., Mr. Villamil managed the overall business strategy, including overseeing Evertec Inc.’s growth from a division within Popular, Inc., to an independent player in the payments processing sector. From 1990 to 2004, Mr. Villamil was employed by Banco Popular de Puerto Rico, holding various positions, including Executive Vice President of the operations group, and Senior Vice President of the retail group, the credit risk management division, and general auditor. Mr. Villamil also served as a member of the Board of Directors of Santander BanCorp and Banco Santander Puerto Rico from 2018 to September 2020. During his tenure as a Director of Santander BanCorp and Banco Santander Puerto Rico, Mr. Villamil served as a member of the Risk Committee and Audit Committee. Mr. Villamil is also actively involved in other non-profit organizations in Puerto Rico.

Director Qualifications:
•
Leadership and director experience attained from having held multiple positions, including as a director of Evertec, Inc., Santander Bancorp and Banco Santander Puerto Rico, enables him to assist the Board with its oversight responsibilities.

•
His role as CEO of Evertec, Inc. from 2010 to 2012, and other executive and senior management positions, has provided him extensive leadership experiences within the financial services and technology industries.

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His career of more than 36 years in the financial services and technology industries, which includes diverse positions in the business operations, credit risk, internal audit, and technology in institutions such as Evertec, Inc. and Banco Popular de Puerto Rico, has given him a comprehensive understanding of the industries and the Puerto Rico market.

Required Vote
To be elected, each director must receive the affirmative vote of a majority of the outstanding shares represented in person or by proxy at the meeting and entitled to vote on the election of directors.
Recommendation of the Board of Directors
The Board Unanimously Recommends that You Vote for the Election of Each Director Nominee.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	21

Information About Executive Officers Who Are Not Directors
INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The executive officers of the Corporation and FirstBank, other than our President and CEO, are listed below. The Corporation’s Amended and Restated By-laws provide that each officer shall be elected annually at the first meeting of the Board after the annual meeting of stockholders and that each officer shall hold office until his or her successor has been duly elected and qualified or until his or her death, resignation, or removal from office.
Sara Alvarez-Cabrero, 47
Executive Vice President and General Counsel

Executive Vice President and General Counsel since May 2021. Senior Vice President and Assistant General Counsel since July 2014. Secretary of the Board of Directors of First BanCorp and FirstBank Puerto Rico since July 2020 and Assistant Secretary of the Board of Directors of First BanCorp and FirstBank Puerto Rico from September 2007 to July 2020. Ms. Alvarez is a Certified Public Accountant and attorney with over 25 years of combined work experience in accounting, tax advisory, and specialized legal issues related to banking, corporate affairs and governance, securities law, litigation strategy and corporate transactions. Ms. Alvarez joined First BanCorp in 2003 as a Certified Public Accountant and Tax Manager within the Financial Reporting Unit. Throughout her career at First BanCorp, she has held various positions within the Legal and Finance units, including Corporate Affairs Officer and Assistant Comptroller. Ms. Alvarez obtained her Juris Doctor in 2005. Prior to joining First BanCorp, Ms. Alvarez worked at Ernst & Young LLP from 1998 to 2003 as a tax specialist.

Orlando Berges, 65
Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer since August 2009. Interim Chief Accounting Officer from February 2020 to October 2021. Over 40 years of experience in the financial, administration, public accounting and business sectors. Mr. Berges served as Executive Vice President of Administration of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from May 2004 to May 2009, where he was responsible for supervising the finance, operations, real estate, and administrative functions in both the Puerto Rico and U.S. markets; Regional Manager of a branch network of Banco Popular de Puerto Rico from October 2001 to April 2004, and Executive Vice President and Chief Financial, Operations and Administration Officer of Popular Inc.’s subsidiary Banco Popular North America from January 1998 to September 2001. Mr. Berges is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. He is a director of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, FirstBank Overseas Corp., First Express, Inc., First Management of Puerto Rico, L.L.C. and FirstBank Insurance Agency, LLC. He was a director of the Corporation’s subsidiary First Mortgage from August 2009 to December 2014.

Lilian Díaz-Bento, 56
Executive Vice President and Business Group Director

Executive Vice President and Business Group Director since May 2021, responsible for Retail Banking (Branches Network), Small Business, Commercial Transaction Banking and Prime Banking. Mrs. Díaz has 35 years of experience working in the Puerto Rico banking industry with areas of expertise such as business development (corporate and retail), relationship management, deal making, corporate and retail lending, credit structuring, cash management and product development. Prior to joining First BanCorp, Mrs. Díaz served as Deputy Director of Corporate Banking, Director of Institutional Banking, Director of Corporate and Institutional Banking and Director of Corporate & Retail Banking in Banco Santander Puerto Rico from 2003 to 2020. Mrs. Diaz also worked as Account Manager, Senior Account Manager and Vice-President of Commercial Banking Center in Scotiabank de Puerto Rico from 1994 to 2003, and as Management Trainee, Credit Officer and Relationship Manager in the Commercial Finance Division of The First National Bank of Boston from 1988 to 1994.

22	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors
Donald Kafka, 63
Executive Vice President and Chief Operating Officer

Executive Vice President and Chief Operating Officer since January 2015. Mr. Kafka is a seasoned executive with over 40 years of financial services experience in the United States, Latin America and Asia, with diverse positions in institutions such as Banesco International Corp, First Southern Bancorp and Citibank. From 2012 to the first quarter of 2014, Mr. Kafka was the General Manager for Banesco International Corp., a corporation which offers a wide range of banking, payments solutions and insurance financial services and products. In 2003, Mr. Kafka joined Florida-based First Southern Bancorp, an institution that provided banking products and services through its First Southern Bank franchise. Mr. Kafka served as First Southern Bancorp’s Chief Investment Officer from 2010 to 2012, and its Chief Operating Officer and Chief Financial Officer from 2003 to 2010. Mr. Kafka began his professional career with Citibank where, during his 20-year tenure from 1982 to 2002, he held multiple domestic and international executive management positions, including Chief Operating Officer of the company’s Florida-based Consumer Latin America North Division and President of the retail businesses in Venezuela and Thailand. As the Chief Operating Officer of the Consumer Latin America North Division, he directed strategic planning, business development, financial management and day-to-day operations, interacting with specialized regional functional and product support areas.

Jose M. Lacasa, 43
Executive Vice President and Florida Business Director

Executive Vice President and Florida Business Director since October 2021. Senior Vice President and Corporate Banking Director from 2015 to 2021, and Vice President of Corporate Banking from 2013 to 2015. Mr. Lacasa has a career of more than 20 years in various senior executive roles within the financial services industry, including senior vice president roles within corporate and commercial banking, investment banking and treasury management. Prior to joining First BanCorp in 2013, Mr. Lacasa held senior executive positions at other financial institutions, domestic and foreign, for more than eleven years. He previously worked for Bankia from 2005 to 2012, where he served in various roles including being the Credit Risk Officer for the North America and Latin-American regions and Vice President of Corporate Banking at the Miami International Branch. Before joining Bankia, he worked with Banca Nazionale del Lavoro in the Corporate Banking and the Capital Markets Departments in its London office, where he lived before relocating to Madrid, Spain. Mr. Lacasa received a bachelor’s degree in business management in finance & economics from CUNEF School of Business (Spain). Mr. Lacasa serves in leadership roles in various South Florida civic organizations, including serving as a board member of the South Florida Banking Institute, the Center of Financial Training, and the Board of Governors of the Greater Miami Chamber of Commerce. Mr. Lacasa is also the First Executive Vice President of the U.S. - Spain Chamber of Commerce.

Ginoris López-Lay, 54
Executive Vice President and Strategic Management Director

Executive Vice President since March 2010. As Director of Strategic Management and Retail Banking, Ms. López-Lay is responsible for leading the Corporation’s strategic planning process. In addition, she leads all marketing, digital and internal communication teams in Puerto Rico and provides oversight of the Florida and Eastern Caribbean region in terms of branding strategy and marketing investment effectiveness. She also heads the retail banking, small business segment, and digital & electronic banking businesses in Puerto Rico. Ms. López-Lay joined First BanCorp in 2006 as Senior Vice President of the Retail Financial Services Division and established the Strategic Planning Department. Prior to that, she worked at Banco Popular as Senior Vice-President and Manager of the Strategic Planning and Marketing Division from 1996 to 2005. She has served throughout the years in various non-profit organizations in various capacities, including the Center for the New Economy from 2001 to 2018 and comPRometidos in 2014. She has also been advisor to various corporations, non-profit organizations and government initiatives, including: Advisor to the Board of Trustees of the Sacred Heart University from 2003 to 2004, Advisory Committee to the Governor for Small Business Financing from 2011 to 2012 and Advisory Board of MMM from 2013 to 2016. Currently, she is a member of the Board of Directors of the Boys & Girls Club and the Board of Directors of Espacios Abiertos.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	23

Information About Executive Officers Who Are Not Directors
T. Michael McDonald, 61
Executive Vice President and Business Group Director

Executive Vice President and Business Group Director since September 2012. Mr. McDonald has a career of more than 35 years in various senior executive roles within the financial services industry, including roles within asset management, investment banking and commercial banking. Prior to joining the Corporation, Mr. McDonald served as President and CEO of Popular Securities from 2007 to September 2012, and as Senior Vice President of Corporate Finance and Advisory Services of Banco Popular from 2003 to 2007. Mr. McDonald also served as Co-Head of Investment Banking at Citibank, N.A./Salomon Smith Barney from 1992 to 2003; as Director of Corporate Finance in Shawmut National Corporation in Boston, Massachusetts from 1988 to 1992; and as Corporate Lending Officer—Latin America Division in The Chase Manhattan Bank, N.A in Puerto Rico from 1983 to 1986. Mr. McDonald is a FINRA-registered Series 24 general securities principal and holds a Series 7 securities license.

Cassan Pancham, 62
Executive Vice President and Business Group Executive

Executive Vice President and Business Group Executive since October 2005. Mr. Pancham is a seasoned executive with over 35 years of experience in various senior executive roles within the financial services industry. As Business Group Executive, Mr. Pancham oversees Mortgage Banking, FirstBank Insurance Agency LLC and the Eastern Caribbean Region. Mr. Pancham is a director of the Corporation subsidiary FirstBank Insurance Agency LLC. Prior to joining the Corporation, Mr. Pancham served as Vice President and General Manager of JP Morgan Chase Eastern Caribbean Region Banking Group from 1999 through October 2002 and held various other management positions in Chase Manhattan Bank Caribbean business units beginning in 1985. Mr. Pancham was formerly a member of the Governing Board of Directors of the Virgin Islands Port Authority from June 2007 and Chairman of the Board from January 2008 to January 2011.

Juan Carlos Pavia, 42
Executive Vice President and Chief Credit Officer

Executive Vice President and Chief Credit Officer since May 2021. Senior Vice President and Chief Credit Risk Officer from 2014 to 2021. Mr. Pavía has over fifteen years of experience within the banking industry, including roles within the Credit Risk, Current Expected Credit Losses (CECL), Workout, Operations and Asset Based Lending areas. Most recently, Mr. Pavia was responsible for the Bank’s adoption of CECL and integration of Santander’s commercial business. Prior to joining First BanCorp, Mr. Pavia held various leadership positions in other financial institutions in Puerto Rico and the Government of Puerto Rico. Mr. Pavía obtained his bachelor’s degree in business administration from The George Washington University in 2003. Mr. Pavia served as a member of the Board of Directors of the Caribbean Tennis Association in 2005. Mr. Pavia currently serves in the Board of Directors of the CAP Foundation, a non-profit organization in Puerto Rico that works on ensuring the wellbeing of young oncology patients in Puerto Rico.

Carlos Power, 61
Executive Vice President and Consumer Lending Business Executive

Executive Vice President of Consumer Lending Business since 2007, responsible for Consumer Banking, Auto/Leasing Finance, Collections, First Federal Finance Limited Liability Company, d/b/a Money Express and the Credit Cards business. Mr. Power has over 30 years of experience at FirstBank, which has included the following positions: Senior Vice President and Consumer Lending Business Director from 2007 to 2013; Senior Vice President and President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2007; Vice President of Auto Finance Operations from 1990 to 2000; Accounting Officer in Consumer Lending Business from 1986 to 1989. Mr. Power serves as a director of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express and First Express, Inc.

24	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors
Nayda Rivera, 49
Executive Vice President and Chief Risk Officer

Executive Vice President since January 2008. Chief Risk Officer since April 2006. Senior Vice President from July 2002 to January 2008. General Auditor from July 2002 through April 2006. Prior to joining First BanCorp, Mrs. Rivera spent six years at PricewaterhouseCoopers, LLC, auditing public and private companies. Mrs. Rivera is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. She is also a Certified Internal Auditor and is certified in financial forensics. More than 26 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance. Served as a member of the Board of Trustees of the Bayamón Central University from January 2005 to January 2006. Director of the Corporation’s subsidiary FirstBank Overseas Corp. since October 2009. Trustee of the FirstBank Puerto Rico 401k Plan. Director of non-profit organization Juan Domingo en Acción from 2015 to October 2019, and director of non-profit organization United Way de Puerto Rico Inc. since 2015.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	25

CORPORATE GOVERNANCE AND RELATED MATTERS
Our Board believes that high standards of corporate governance are an essential component of strengthening our corporate culture and embedding our institutional values in our day-to-day business operations. Each year the Governance Committee considers developments in corporate governance and, to the extent necessary, recommends to the Board modifications to our Corporate Governance Guidelines and Principles to protect and enhance stockholder value and to establish principles as to how the Board, its various committees, individual directors, and management should perform their functions.
KEY CORPORATE GOVERNANCE PRACTICES
Director Independence
The Corporation’s Corporate Governance Guidelines and Principles provide that at least a substantial majority of the Board shall be composed of independent directors who meet the requirements for independence established in the Corporation’s Independence Principles for Directors of First BanCorp. (the “Independence Principles”), which, at a minimum, meet those requirements established by the New York Stock Exchange (the “NYSE”) and the SEC. Presently, all of our non-management directors (eight of our nine directors) are independent in accordance with the aforementioned standards. Mr. Alemán is the only employee director and, as such, is not considered independent.

Majority Voting in Director Elections
Directors are elected by the affirmative vote of a majority of the shares represented at the annual meeting. An incumbent director not elected by the affirmative vote of a majority of the shares represented at the annual meeting must tender his or her resignation to the Board.

Independent Chairman of the Board
We currently have an independent chairman separate from the CEO. The Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Corporate Governance Guidelines and Principles provide that, if we do not have an independent chairman, the Board must elect a lead independent director.

Board Oversight of Risk Management
The Board has a significant role in risk oversight. The Board performs its risk oversight function directly, as well as through several Board committees, each of which oversees the management of risks that fall within its areas of responsibility.

Succession Planning
The Governance Committee reviews the Corporation’s talent management and succession plan, which includes succession planning for all executive officer positions, the oversight of talent development, and interim succession plans for the CEO in the event of an unexpected occurrence.

Director Retirement
The Corporation’s Corporate Governance Guidelines and Principles provide that directors may not stand for election to the Board after age 70, unless otherwise determined by the Board on a case-by-case basis.

Stock Ownership
The Board believes that appropriate stock ownership by directors and executive officers further aligns their interests with those of our stockholders. Under the Director Stock Ownership Guidelines (the “Guidelines”), as amended on March 24, 2022, non-management directors are expected to own Common Stock having a market value equivalent to four times his or her annual cash retainer. Directors are required to achieve the ownership goal within five years after the Board’s adoption of the amended Guidelines or the director’s initial appointment to the Board, whichever is later. Under the Executive Stock Ownership Policy, as amended on December 21, 2022, our CEO is expected to acquire and hold Common Stock having a value of a minimum of five times the cash portion of his or her annual base salary, and other executive officers are expected to acquire and hold Common Stock having a value of a minimum of two times the cash portion of his or her annual base salary. The CEO and executive officers are required to satisfy these ownership guidelines within five years after the executive’s appointment. As of the date of this Proxy Statement, all of our directors and executive officers are currently in compliance with these guidelines.

Restrictions on Pledging and Hedging Transactions
The Corporation’s directors and executive officers are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account, or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. Our policy concerning hedging and pledging of the Corporation’s securities only applies to directors and executive officers of the Corporation and not to our general employee population.

Annual Board and Committee Self-Assessments
The Board and each committee conduct annual self-evaluations to determine whether they are functioning effectively. In addition, Board members perform individual director self and peer assessments, which enables directors to reflect on their own performance, receive feedback from peers, and identify areas for improvement.

Executive Sessions of Non-Management Directors	The Corporation’s independent directors regularly hold executive sessions without the Corporation’s management present after Board meetings.
Participation on Other Boards
Prior to accepting an invitation to serve on the board of another company or a not-for-profit organization, a director must notify the Chair of the Governance Committee of his or her interest in accepting any such invitation. The Governance Committee will evaluate and advise the Board whether, by reason of business or competitive considerations, the Governance Committee believes that simultaneous service on the other board may impede the director’s ability to fulfill his or her responsibilities to the Corporation.

26	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | General
GENERAL
The following discussion summarizes various corporate governance matters, including director independence, board and committee structure, function and composition, and governance charters, policies, and procedures. The following policies, procedures and charters are available through our website at www.1firstbankpr.com, under “Investor Relations — Corporate Governance”: our Corporate Governance Guidelines and Principles; the charters of the Audit Committee, the Compensation and Benefits Committee (the “Compensation Committee”), the Governance Committee, the Credit Committee, the Asset/Liability Committee, the Risk Committee and the Trust Committee; the Corporation’s Code of Ethical Conduct and the Corporation’s Code of Ethics for CEO and Senior Financial Officers; and the Independence Principles. Our stockholders may obtain printed copies of these documents, without charge, by writing to Sara Alvarez, Secretary of the Board, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.
CODE OF ETHICS
Our Code of Ethics for CEO and Senior Financial Officers (the “Code”) states the principles to which senior financial officers must adhere in order to act in a manner consistent with the highest moral and ethical standards. The Code imposes a duty to avoid conflicts of interest and comply with the laws and regulations that apply to the Corporation and its subsidiaries, among other matters. The Code applies to each officer of the Corporation or its affiliates having any or all of the responsibilities and/or authority generally held by persons with the following titles, regardless of the officer’s formal title: the president, the chief executive officer, the chief financial officer, the chief accounting officer, the controller, the treasurer, the tax manager, the general counsel, the general auditor, any assistant general counsel responsible for finance matters, any assistant controller and any regional or business unit financial officer. Only the Board or the Audit Committee may grant waivers from compliance with the Code. Any waiver of any part of the Code will be promptly disclosed to stockholders on our website at www.1firstbankpr.com. Neither the Board nor the Audit Committee received any requests for waivers under the Code in 2022 or through April 5, 2023.
Our Code of Ethical Conduct, which applies to all employees and Directors of the Corporation and all of its subsidiaries, is designed to maintain a high ethical culture in the Corporation. The Code of Ethical Conduct addresses, among other matters, conflicts of interest, operational norms, and confidentiality of our and our customers’ information. We require that all new employees take Code of Ethical Conduct training shortly after they are hired, as well as providing annual training to all employees. In addition, all employees must certify annually that they have reviewed the Code of Ethical Conduct.
INDEPENDENCE OF THE BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Board annually evaluates the independence of its members based on the criteria for determining independence identified by the NYSE, the SEC, and our Independence Principles. Our Corporate Governance Guidelines and Principles require that a majority of the Board be composed of directors who meet the requirements for independence established in our Independence Principles, which incorporate the independence requirements established by the NYSE and the SEC. The Board has concluded that the Corporation has a majority of independent directors. The Board has determined that Mses. Luz A. Crespo, Tracey Dedrick and Patricia M. Eaves and Messrs. Juan Acosta Reboyras, Daniel E. Frye, John A. Heffern, Roberto R. Herencia and Félix M. Villamil are independent under the Independence Principles, taking into account the matters discussed under “Certain Transactions and Related Person Transactions” section in this Proxy Statement. Mr. Aurelio Alemán, our President and CEO, is not considered to be independent as he is an employee of the Corporation. Our Corporate Governance Guidelines and Principles require that the independent directors conduct regularly scheduled executive sessions at least twice a year. The independent directors generally meet in executive sessions without management present following Board meetings, with our independent Chairman Mr. Roberto Herencia presiding at such sessions.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	27

Corporate Governance and Related Matters | Board Leadership Structure
BOARD LEADERSHIP STRUCTURE
We currently have an independent Chairman separate from the CEO, who is empowered with, and exercises robust and well-defined duties and responsibilities, as detailed in the table below. The Board believes it is important to maintain flexibility in its board leadership structure and, historically, has had in place different leadership structures, depending on our needs at the time. Nevertheless, the Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Board adopted and maintains corporate policies that provide that, if we do not have an independent chairman, the Board must elect a lead independent director, having similar duties to an independent chairman, including leading the executive sessions of the non-management directors at Board meetings. At this time, our Chairman provides independent leadership of the Board. Having an independent chairman or lead director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The independent chairman or lead director also serves as a liaison between the Board and senior management. Our Board has determined that the current structure, an independent chairman separate from the CEO, is the most appropriate structure at this time. Following are the duties and responsibilities of our Chairman of the Board:
Well-defined duties and responsibilities of our Chairman
Board leadership	Board culture
• Presiding at all meetings of our Board, including at executive sessions of the independent directors • Calling meetings of the independent directors, as appropriate
• Serving as a liaison between the CEO and executive management and independent directors

•  Establishing a close relationship and trust with the CEO, providing advice and feedback from our Board, while respecting executive responsibility

• Acting as a “sounding board” and advisor to the CEO

Board focus and corporate governance	Board performance and development

• Board focus: in consultation with our Board and executive management, providing that our Board focuses on key issues and tasks facing us, and on topics of interest to the Board

• Corporate governance: assisting our Board, the Governance Committee, and management in complying with our Corporate Governance Guidelines and Principles and promoting corporate governance best practices

• CEO performance review and succession planning: working with our Governance Committee and members of our Board, contributing to the annual performance review of the CEO and participating in CEO and other critical/key positions succession planning

• Board performance: together with the other members of our Board, promoting the efficient and effective performance and functioning of our Board

•  Board evaluation: consulting with the Governance Committee on our Board’s and committees’ self-assessment

• Director development: through one-on-one feedback, providing guidance on the ongoing development of directors

• Director assessment and nomination: With our Governance Committee and CEO, consulting on the identification and evaluation of director candidates’ qualifications and leading recruitment efforts for new directors; consulting on committee memberships and committee chairs

Board meetings	Stockholders and other stakeholders

• In coordination with other members of our Board, approving meeting schedules to provide for sufficient time for discussion of all agenda items

• In coordination with the CEO, providing guidance as to the meeting agendas for our Board

• Advising the CEO and management of the informational needs of our Board

• Developing topics for and leading discussion of executive sessions of our Board

• Being available for consultation and direct communication, to the extent requested, by major stockholders

• Having regular communication with primary bank regulators (with or without management present) to discuss the appropriateness of our Board’s oversight of management and our company

28	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Diversity
BOARD DIVERSITY
The Governance Committee does not have a specific diversity policy with respect to the director nomination process. Rather, the Governance Committee, through the Policy Regarding Selection of Directors, considers diversity in the context of viewpoints, experience, skills, background, and other demographics that could assist the Board in light of the Board’s composition at the time. The Board understands the benefits of having a diverse Board and views diverse perspectives as essential in maintaining an inclusive workplace and a competitive advantage. The Board believes that a truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender, and other distinctions between Directors. All Board appointments are made on merit, in the context of the skills, experience, independence and knowledge that the Board as a whole requires to be effective.
The Corporation’s Board is committed to ensuring that it is composed of diverse individuals who reflect the gender, age, race, geographical background and experiential diversity needed to understand and manage our stockholders’ business goals and objectives. Furthermore, the Board is committed to continue considering diversity issues in evaluating its composition. The following summarizes the diversity, independence, and tenure of the director nominees of our Board.
Diversity

Independence

Tenure

Qualification and Experience

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	29

Corporate Governance and Related Matters | Board Self-Assessment
BOARD SELF-ASSESSMENT
The Board conducts an annual self-assessment aimed at improving its performance. As part of such assessment, each director completes a written questionnaire that is designed to gather recommendations for improving Board effectiveness and solicit feedback on a wide range of issues, including:
•	Board and committee composition, structure and operations;
•	Board dynamics and standards of conduct;
•	adequacy of materials and information provided;
•	communication with management; and
•	Board effectiveness and accountability.
Each of the seven standing Board committees also conducts its own written annual self-assessment, which generally includes issues such as:
•	responsibilities and organization of the committee, including adequacy of its charter;
•	operations of the committee;
•	adequacy of materials and information provided; and
•	assessment of the committee’s performance.
Responses to the Board and committee self-assessments, including written comments, are tabulated. In order to promote openness and transparency, responses are not attributed to individual directors. The Board and committee self-assessment reports are discussed by the Governance Committee. Subsequently, the Chair of the Governance Committee leads a discussion of the self-assessment reports with the full Board, which may then implement any necessary improvements.
In addition to the Board’s self-assessment, each year all directors, including the Chairman, complete a peer-assessment questionnaire, which includes written comments. Furthermore, the peer-assessment is complemented with feedback provided by executive management. Responses, including written comments, are tabulated and are not attributed to individual directors or members of executive management in order to promote openness and transparency. Subsequently, the Chairman of the Board leads one-on-one discussions with each director in order to provide feedback of their performance throughout the year and provide guidance for continuous development.
BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees our enterprise risk management framework through the Risk Committee, Audit Committee, Credit Committee, Asset/Liability Committee, Trust Committee and Compensation Committee. Each one of the Board-designated committees has a distinct charter and role within the governance and risk management hierarchy of the Corporation. The charters, which are posted on our website, define the roles and responsibilities of each committee, including the responsibility for risk oversight, and specify relationships among the committees, the Board and management.
The Risk Committee assists the Board in its oversight of the management of the Corporation’s company-wide risk management framework. The Risk Committee’s role is one of oversight, recognizing that management is responsible for designing, implementing, and maintaining an effective risk management framework. The Risk Committee’s duties and responsibilities are further detailed below under the Risk Committee section. The other risk management committees oversee similar risk management frameworks within each of their respective areas of responsibility.
The Board’s role is to oversee the Corporation’s risk management efforts through its committees, recognizing that management is responsible for executing our risk management policies. The Board has the ultimate responsibility for defining the Corporation’s risk tolerances. In performing this function, the Board receives periodic reports from the Board-designated committees and different members of senior management. Senior management is responsible for implementing the Corporation’s risk management strategies in such a way as to appropriately limit the risks the Corporation takes and ensure that the Corporation’s employees comply with policies and procedures and all applicable laws and regulations.
30	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Board’s Role in Cybersecurity and Information Security Risk
BOARD’S ROLE IN CYBERSECURITY AND INFORMATION SECURITY RISK
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients, and employees. The Board, through its Risk Committee, devotes significant time and attention to data and systems protections, including cybersecurity and information security risk, The Risk Committee provides oversight of management’s efforts to address cybersecurity risks and respond to cyber incidents. The Risk Committee receives regular reports and engages in discussions throughout the year on the effectiveness of the Corporation’s overall cybersecurity program, including its inherent risks, the road map for addressing these risks and the Corporation’s progress in doing so. At least on a quarterly basis, the Risk Committee discusses cybersecurity and information security risks with our Chief Operations Officer and Corporate Security Officer. Board members receive contemporaneous reporting on significant cyber events, including response, legal obligations, and outreach to regulators, and provide guidance to management as appropriate.
Furthermore, the Risk Committee annually reviews and approves the Corporate Information Security Program, which establishes the Bank’s overall vision, direction, and governance to protect the confidentiality, integrity and availability of customer information and is intended to prevent unauthorized access by unauthorized personnel, according to regulatory guidelines and industry security best practices. The Risk Committee also reviews on an annual basis the status of the security safeguards the Corporation has in place to protect the non-public personal information of our customers, in accordance with the Gramm-Leach-Bliley Act. Our employees receive comprehensive training annually on responsible information security, data security and cybersecurity practices and how to protect data against cyber threats.
BOARD MEETINGS
The Board is responsible for directing and overseeing the business and affairs of the Corporation. The Board represents the Corporation’s stockholders and its primary purpose is to build long-term stockholder value. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Corporation and to act on matters that require Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met 8 times during fiscal year 2022. Each of the current members of the Board participated in at least 75% of the Board meetings held during fiscal year 2022.
BOARD ATTENDANCE AT ANNUAL MEETINGS
While we have not adopted a formal policy with respect to directors’ attendance at annual meetings of stockholders, we encourage our directors to attend such meetings. All of the then-current nine members of the Board, Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Tracey Dedrick, Patricia M. Eaves, Daniel E. Frye, John A. Heffern, Roberto R. Herencia and Félix M. Villamil attended the 2022 Annual Meeting of Stockholders.
DIRECTOR COMMITMENTS
In accordance with our Corporate Governance Guidelines and Principles, our Board believes that in addition to directors possessing the skills and judgment to perform their functions, they should have the ability to devote sufficient time and attention necessary to fulfill their duties and responsibilities. The Board and the Governance Committee consider and discuss if the directors and nominees for director have sufficient time and attention to devote to Board duties, including discussions regarding whether a director may be “overboarded,” which is a term used to refer to a situation where a director serves on an excessive number of boards. Our Board strongly believes that each of our directors has demonstrated the ability to devote sufficient time and attention to fulfill his or her duties and responsibilities as Board members.
Nonetheless, it is our understanding that last year certain proxy advisory firms deemed Chairman Roberto Herencia overboarded, given that he serves as CEO of Byline Bancorp and on the boards of other public companies. Chairman Herencia serves on the board of directors of two other public companies: Banner Corporation and Byline Bancorp. Our Board strongly believes that Chairman Herencia’s outside board and other commitments do not limit his ability to devote sufficient time and attention to his duties as Chairman of the Corporation’s Board. The Governance Committee and our Board determined that Chairman Herencia has demonstrated, and continues to demonstrate, his ability to fulfill his responsibilities as Chairman of the Board for the following reasons:
•
Chairman Herencia is a highly engaged and high performing director, as evidenced by his impeccable record of meeting preparation and attendance. Since his appointment in 2011, Chairman Herencia has participated in 100% of Board meetings. His perfect attendance record is evidence of his commitment and engagement with the Corporation. Furthermore, in the past two years, Chairman Herencia participated in 100% of the meetings of Board committees of which he has been a member.

•
Chairman Herencia actively participates in the discussions at the Board and committees’ meetings, including providing valuable and constructive feedback from a strategic, financial, risk and reputational perspective. Chairman Herencia’s insightful questions and comments contribute significantly to discussions, as well as the decision-making process, in which he is actively involved.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	31

Corporate Governance and Related Matters | Director Commitments
•	Chairman Herencia appropriately engages with management, other Board members and regulators outside of the meetings of the Board and its committees.
•	Chairman Herencia’s significant experience and expertise in turnaround situations, and coordination and collaboration with regulators has proven valuable to our Board and the Corporation.
•
Chairman Herencia’s vast experience in the financial industry, including overseeing and managing a bank through a financial crisis, has been critical to the identification and attraction of both the managerial talent and Board members who currently serve the Corporation. Chairman Herencia also possesses vast experience and expertise in mergers and acquisitions, including integration activities, which provided valuable expertise through the integration process of the acquisition of Banco Santander Puerto Rico (the “Acquired Operations”).

•
As a Puerto Rico-born individual, and prior Puerto Rico banking executive, Chairman Herencia has extensive knowledge about our customers and competitors. In addition, being fully bilingual in both English and Spanish, gives Chairman Herencia the ability to interact at all levels within the Corporation, the Puerto Rico community, and other key stakeholders.

•
Chairman Herencia’s experience with other boards of directors of other public companies, that are also financial institutions, benefits us, given that it provides him with additional insights and experience that enhances his value to our Board.

•
Chairman Herencia has received interlock exemptions from federal regulators to serve as director of all three public companies without a term limit. These approvals are an affirmation by regulators of Chairman Herencia’s ability and commitment to serve well in all three entities and the value he adds to each of them, considering his expertise, knowledge and experience.

•	Chairman Herencia has assured our Board that he continues to be committed to serving our Board and devoting the time and attention that his duties and responsibilities require.
BOARD’S CONTINUING EDUCATION
The Corporation encourages directors to participate in continuing education programs, in order to ensure they maintain the skills and knowledge necessary to meet their obligations and oversight responsibilities as board members. To assist the Board with its duties, committee responsibilities and understanding of other important developments impacting our business, the Corporation, through the Office of the Secretary of the Board, provides external and internal training, educational opportunities, seminars and/or workshops. The continuing education program includes presentations focusing on industry, regulatory and governance topics, as well as presentations from various lines of our business on emerging issues and strategic initiatives to provide our directors with the opportunity to expand their understanding of FirstBank’s business operations and activities.
COMMUNICATIONS WITH THE BOARD
Stockholders or other interested parties who wish to communicate with the Board may do so by writing to the Chairman of the Board in care of the Office of the Secretary of the Board at the Corporation’s headquarters, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908. Communications may also be made by contacting Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041. Such communications may be addressed specifically to the entire Board, non-management directors or the Chairman. Concerns may also be communicated to the Board by calling the Hotline, also known as “Protejo lo de Uno,” at the toll-free telephone number 1-800-780-9526 or by emailing thenetwork@firstbankpr.com. Communications relating to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee. Depending upon the nature of other concerns, they may be referred to our Internal Audit Department, the Legal Department or Finance Department, or any other appropriate department or the Board. As they deem necessary or appropriate, the Chairman of the Board or the Chair of the Audit Committee may direct that certain concerns communicated to them be presented to the entire Board or the Audit Committee, or that such concerns receive special treatment, including through the retention of outside counsel or other outside advisors.
32	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Director Stock Ownership
DIRECTOR STOCK OWNERSHIP
The Board believes that appropriate stock ownership by directors further aligns their interests with those of our stockholders. Under the Guidelines, non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to four times his or her annual cash retainer. Directors are expected to achieve the ownership goal within five years after the Board’s adoption of the amended Guidelines or the director’s initial appointment to the Board, whichever is later. The Guidelines are administered by the Governance Committee. The Governance Committee may recommend changes to the Guidelines to the Board, and the Board may at any time approve amendments or modifications to the Guidelines. In the event of extenuating circumstances that preclude a director from complying with the Guidelines, such as when complying with the Guidelines places a severe hardship on the director or the director is precluded from purchasing Common Stock due to trading restrictions imposed by the Corporation, the Governance Committee may waive compliance with the Guidelines for a period of time. As of the date of the filing of this Proxy Statement, all directors are in compliance with the Guidelines.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) PROGRAM OVERVIEW
The Corporation is committed to supporting our clients, employees, stockholders, and communities in which we serve. Our ESG program, which we formally began in 2021, builds on the Corporation’s core values, including being a socially responsible company. The Corporation sees effective ESG management as a critical step towards a sustainable, inclusive and successful future. We understand our role as a community partner in the different geographic regions in which we operate, and we are committed to having a positive impact on society, the economy and the environment.
During 2021, we adopted an ESG framework which establishes and communicates our ESG strategy and overarching governance policy. In 2022, the Corporation continued evolving its ESG program through the publication of our inaugural First BanCorp Environmental, Social and Governance Report for 2021 (the “2021 ESG Report”) in April 2022. The 2021 ESG Report discloses information on a wide range of ESG topics, including governance and leadership; responsible business practices; employees and culture; diversity, equity, and inclusion; community engagement; and environmental stewardship. Also in 2022, the Board approved First BanCorp’s Sustainability Policy (the “Sustainability Policy”), which establishes the Corporation’s framework to address ESG matters, including establishing the Corporation’s sustainability commitments.
ESG Governance
The Board and executive leadership team share responsibilities relating to oversight of our ESG policies and practices. In February 2022, the Governance Committee amended its charter to include oversight responsibility of ESG matters, and it has primary oversight of ESG policies, practices and disclosures. Nonetheless, other committees of the Board also play a role in ESG oversight in matters related to risk and cybersecurity management, human capital management, investment management and credit risk management.
As part of the ESG governance structure set forth in the Sustainability Policy, the responsibility of day-to-day management of our ESG framework and strategy has been delegated to a management-level ESG Committee, comprised of leaders from different areas, such as Human Resources, Enterprise Risk Management, Strategic Planning and Investor Relations, Legal and Corporate Affairs, Marketing, Compliance, Finance, and Corporate Internal Audit. The ESG Committee is tasked with aligning priorities and initiatives for the year, setting and monitoring long-term objectives and goals, and leading the annual reporting process on ESG related topics. The ESG Committee regularly reports to the Governance Committee.
Our People
We strive to be recognized as a leading and diversified financial institution offering a superior experience to our clients and employees. We believe that the key to our success is caring about our team as much as we care about our customers. Our goal is to be an employer of choice within our primary operating regions, which we believe is achieved and sustained by adding value to our employees’ lives and providing a satisfying and evolving work experience. The heart of our employer value proposition, “The Experience of Being 1,” is the Corporation’s commitment to our employees’ well-being, success, professional development, and work environment. Furthermore, in 2022 we executed multiple talent management initiatives to enhance employee value proposition, including conducting an employee engagement survey and establishing roadmap for 2023 implementation.
Embracing diversity, equity, and inclusion (DEI) is integral to what the Corporation stands for, which allows us to better serve the communities in which we do business. We pride ourselves on developing our workforce composition to reflect diversity across gender, age, race, geographical background, and experience. For these reasons, we aim towards building a performance-based culture that values diversity and accountability. As of December 31, 2022, the Corporation had 3,133 regular employees, nearly all of whom are full-time. The following summarizes the diversity of our workforce as of December 31, 2022:
•	67% of the workforce are women
•	57% of managers are women
•	36% women in executive positions
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Corporate Governance and Related Matters | Environmental, SociaL and Governance (ESG) Program Overview
•	55% of the workforce is 45 years or younger
•	85% of the workforce is Hispanic
Community
Understanding our role as a responsible corporate citizen and the importance of having a positive impact, we strive to improve the social and economic well-being of our employees, communities and customers. We have a long history of community development and continuously refine and invest in programs to be more intentional, transparent, and impactful. We live our motto of “Together We are One” by promoting healthy communities through employee volunteerism, financial services orientation, grants, and active participation across a broad range of not-for-profit organizations. We aim to encourage community involvement, personal commitment, accountability, leadership and social responsibility. Following are 2022 highlights:
•	Through our financial literacy program, provided over 300 activities across the regions in which we operate, assisting more than 5,290 individuals of all ages in enhancing their financial skills
•	Over $1.4 million in donations, including through our CRA program, impacting over 150 not-for profit organizations
•	Granted 33 Community Development Loans for a total aggregate amount of approximately $213 million
•	$188 million in qualified CRA investments as of December 31, 2022
Environment
We are committed to protecting and enhancing our environment to create a more sustainable future. Our Corporate Social Responsibility Program, “One with the Environment,” promotes ecological conservation and natural resources protection. Our efforts are focused on reforestation, recycling, and energy management. In terms of recycling, we continually look for ways to integrate recycling throughout our business operations and encourage recycling within our communities by our employees and customers. As part of the reforestation component of the “One with the Environment” program, the Corporation established in 2010 an initiative known as “Growing Green” (“Crece Verde”), which has two components: reforestation and urban gardens. We further strive to build a sustainable future in our communities through our environmental stewardship. We also work to minimize the negative environmental impact of our operations throughout our business. We also integrate ESG considerations in our lending practices, including identifying projects that promote sustainable finance and renewal energy developments. Following are 2022 highlights:
•	Expanded recycling program
•	Recycled approximately 1,740,000 pounds of paper, over 38,000 pounds of cardboard, 16,800 pounds of electronics, and over 24,000 pounds of wood
•	Donated over 1,800 trees (over 34,500 since the program’s inception)
•	Continued developing urban gardens (20 since the inception of the program)
BOARD COMMITTEES
The Board has the following seven standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, the Asset/Liability Committee, the Credit Committee, the Risk Committee, and the Trust Committee. In addition, from time to time and as it deems appropriate, the Board may also establish ad-hoc committees, which are created to address a particular subject or matter. The functions of the standing committees, their current members and the number of meetings held during 2022 are set forth below. Each of the current members of the Board participated in at least 75% of the total number of meetings held by the committees of the Board on which he or she served during fiscal year 2022.
34	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Board Committees
The following table identifies the current members of the standing committees of the Board:
Name of Director	Compensation & Benefits Committee	Corporate Governance & Nominating Committee	Asset/Liability Committee	Credit Committee	Risk Committee	Audit Committee	Trust Committee (a)
Juan Acosta Reboyras
Aurelio Alemán
Luz A. Crespo
Tracey Dedrick
Patricia M. Eaves
Daniel E. Frye
John A. Heffern
Roberto R. Herencia
Félix M. Villamil
	= Member	= Chair
(a)	The Trust Committee is at the Bank level only.
COMPENSATION AND BENEFITS COMMITTEE
The Compensation Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Each member of the committee meets the applicable independence requirements, including the enhanced independence requirements adopted by the NYSE as a result of the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Compensation Committee is responsible for the oversight of our compensation policies and practices, including the evaluation and recommendation to the Board of the salaries and incentive compensation programs for the executive officers and key employees of the Corporation. The Compensation Committee’s charter describes the following responsibilities and duties of the committee, among others:
•
Annually review and approve the goals and objectives related to compensation of the CEO and other executive officers, as well as the various elements of the compensation paid to the executive officers.

•
Evaluate the performance of the CEO and the other executive officers in light of the agreed upon goals and objectives and recommend to the Board for its approval the compensation level of the CEO and the other executive officers based on such evaluation.

•
Annually review and recommend to the Board for its approval the salaries, short-term incentive awards (including cash incentives) and long-term incentive awards (including equity-based incentive plans) of the CEO, the other executive officers and selected senior executives. The CEO may make recommendations regarding his or her compensation but does not participate in establishing and may not be present during voting or deliberations on his or her compensation.

•	Evaluate and recommend to the Board for its approval severance arrangements and employment contracts for executive officers and selected senior executives.
•	Review and discuss with management the Corporation’s Compensation Discussion and Analysis disclosure for inclusion in the Corporation’s annual meeting proxy statement.
•	Periodically review the operation of the Corporation’s overall compensation program for employees and evaluate its effectiveness in promoting stockholder value and company objectives.
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Corporate Governance and Related Matters | Compensation and Benefits Committee
•
Select a compensation consultant, legal counsel or other advisor to the committee only after taking into consideration all factors relevant to that person’s independence from management, including the following:

a.	any other services provided to the Corporation by the compensation consultant, legal counsel or other advisor or their employer;
b.
the amount of fees paid by the Corporation to the compensation consultant, legal counsel or other advisor or their employer, including as a percentage of the total revenue of the compensation consultant, legal counsel or other advisor or their employer;

c.	the policies and procedures of the compensation consultant, legal counsel or other advisor or their employer that are designed to prevent conflicts of interest;
d.
any business or personal relationship between the compensation consultant, legal counsel or other advisor or their employer with a member of the committee or with an executive officer of the Corporation; and

e.	any stock of the Corporation owned by the compensation consultant, legal counsel or other advisor.
•	Be responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel or other advisor retained by the committee.
•	Produce the annual Compensation Committee Report for inclusion in the Corporation’s proxy statement in compliance with the rules and regulations promulgated by the SEC.
•
Oversee the Corporation’s compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under NYSE rules that, with limited exceptions, stockholders approve equity compensation plans.

•	Carry out such other duties that may be delegated to it by the Board from time to time.
The Compensation Committee met four times during fiscal year 2022.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Governance Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Each member of the committee meets the applicable independence requirements.
The responsibilities and duties of the committee include, among others, the following:
•	Annually review and make any appropriate recommendations to the Board for further developments and modifications to the Corporate Governance Guidelines and Principles.
•	Develop and recommend to the Board the criteria for Board membership.
•
Identify, screen and review individuals qualified to serve as directors, including those recommended by stockholders, consistent with qualifications or criteria approved by the Board (including evaluation of incumbent directors for potential re-nomination), and recommend to the Board candidates for (i) nomination for election or re-election by the stockholders, and (ii) any Board vacancies that are to be filled by the Board.

•
Review annually the relationships between directors, the Corporation and members of management and recommend to the Board whether each director qualifies as “independent” based on the criteria for determining independence identified by the NYSE and our Independence Principles.

•
As vacancies or new positions occur, recommend to the Board the appointment of members to the standing committees and the committee chairs and review annually the membership of the committees, taking into account both the desirability of periodic rotation of committee members and the benefits of continuity and experience in committee service.

•	Recommend to the Board on an annual basis, or as a vacancy occurs, one member of the Board to serve as Chairperson (who also may be the CEO).
•
Evaluate and advise the Board whether the committee believes that service by a director on the board of another company or a not-for-profit organization might impede the director’s ability to fulfill his or her responsibilities to the Corporation.

•	Coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Corporation.
•	Review in accordance with the Corporation’s policy approval processes our Insider Trading Policy to ensure continued compliance with applicable legal standards and best practices.
•	Develop, with the assistance of management, programs for director orientation and continuing director education.
36	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Corporate Governance and Nominating Committee
•	Direct and oversee our executive succession plan, including succession planning for all executive officer positions and interim succession plans for the CEO in the event of an unexpected occurrence.
•
Consistent with the foregoing, take such actions as it deems necessary to encourage continuous improvement of, and foster adherence to, our corporate governance policies, procedures and practices at all levels and perform other corporate governance oversight functions as requested by the Board.

•
Review the overall adequacy of, and provide oversight with respect to, the Corporation’s sustainability and ESG risk management, strategy, policies, and reporting practices, and receive updates from the Corporation’s management responsible for significant ESG and sustainability activities.

The Governance Committee met four times during fiscal year 2022.
Identifying and Evaluating Nominees for Directors
The Board, acting through the Governance Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board. The Governance Committee regularly reviews the composition of the Board, the Board’s performance, and the input of stockholders and other key constituencies. The Governance Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service. In addition, the Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include experience in our industry, technical experience, leadership experience and relevant geographical experience. In fulfilling these responsibilities regarding Board membership, the Board has adopted the Policy Regarding the Selection of Directors, which sets forth the Governance Committee’s responsibility with respect to the identification and recommendation to the Board of qualified candidates for Board membership, which is to be based primarily on the criteria listed below, as well as the extent to which the interplay of the candidate’s attributes with those of other Board members will yield a Board that is effective, collegial and responsive to the needs of the Corporation:
•	Judgment, character, integrity, expertise, skills and knowledge useful to the oversight of our business;
•	Diversity of viewpoints, backgrounds, experiences, and other demographics; and
•	Business or other relevant experience.
The Governance Committee gives appropriate consideration to candidates for Board membership recommended by stockholders and evaluates such candidates in the same manner as candidates identified by the committee. Candidate recommendations, along with the type of biographical information required for board nominees, should be submitted to the Secretary of the Board at First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. In addition to considering candidates for Board membership recommended by stockholders, the Governance Committee may use outside consultants to assist it in identifying candidates for Board membership.
The Governance Committee is also responsible for initially assessing whether a candidate would be an “independent” director under the requirements for independence established by the NYSE and in our Independence Principles for Directors and applicable rules and regulations. The Board, taking into consideration the recommendations of the Governance Committee, is ultimately responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the initial assessment of the Governance Committee, also makes a determination as to whether a nominee or appointee would be an independent director.
Succession Planning
The Board recognizes that one of its most important duties is to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other executive officers. The Board has delegated primary responsibility for succession planning to the Governance Committee. The Governance Committee on a regular basis reviews the Corporation’s talent management and succession plan. Doing so involves the planning and management of future talent succession plans, matching the organization’s available talent to its future needs and anticipated organizational gaps and developing succession plans for certain identified key positions. The principal components of the succession plan are: (1) a proposed plan for emergency CEO succession; (2) a proposed plan for CEO succession in the ordinary course of business; and (3) the CEO’s plan for management succession for certain identified key positions. The succession plan includes an assessment of the experience, performance, skills, and planned career paths for possible candidates within the senior management team.
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Corporate Governance and Related Matters | Asset/Liability Committee
ASSET/LIABILITY COMMITTEE
The Asset/Liability Committee’s charter provides that the committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles, as well as our CEO, Chief Financial Officer, Treasurer and Chief Risk Officer. Each non-management member of this Committee meets the applicable independence requirements.
Under the terms of its charter, the Asset/Liability Committee assists the Board in its oversight of the Corporation’s asset and liability management policies (the “ALM”) relating to (i) funds management, (ii) investment management, (iii) liquidity, (iv) interest rate risk management, and (v) the use of derivatives. In doing so, the committee’s primary functions involve:
•	The establishment of a process to enable the identification, assessment, and management of risks that could affect the Corporation’s ALM;
•	The identification of the Corporation’s risk tolerance levels for yield maximization related to its ALM; and
•	The evaluation of the adequacy, effectiveness and compliance with the Corporation’s risk management process related to the Corporation’s ALM, including management’s role in that process.
The Asset/Liability Committee met four times during fiscal year 2022.
CREDIT COMMITTEE
The Credit Committee’s charter provides that this committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles, as well as our CEO and Chief Credit Officer. Each non-management member of this committee meets the applicable independence requirements.
Under the terms of its charter, the Credit Committee assists the Board in its oversight of the Corporation’s policies related to all aspects of the Corporation’s lending function and credit risk management (“Credit Management”). The purpose of the committee is to review the quality of the Corporation’s credit portfolio and the trends affecting that portfolio; to oversee the effectiveness and administration of credit-related policies; to approve loans, as required by the lending authorities; and to report to the Board regarding Credit Management.
The Credit Committee met twelve times during fiscal year 2022.
RISK COMMITTEE
The Risk Committee assists the Board in its oversight of the Corporation’s management of its company-wide risk management framework. The Risk Committee’s charter provides that it shall be composed of at least three directors of the Board, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Risk Committee members also include the Chairs of the Credit Committee, Audit Committee, Asset/Liability Committee, and Trust Committee. In addition, the charter states that at least one member will qualify as a “risk management expert” as such term is defined under applicable rules promulgated under Section 165 of the Dodd-Frank Act. The committee considers the experience of the designated member with risk management expertise, including, for example, background in risk management or oversight applicable to the size and complexity of the organization’s activities, attitude toward risk, and leadership capabilities. Each member must have an understanding of risk management and expertise commensurate with the Corporation’s size, complexity and capital structure.
The responsibilities and duties of the Risk Committee include, among others, the following:
•	Review and recommend to the Board the criteria establishing the Corporation’s risk tolerance and risk profile.
•
Review and discuss management’s assessment of the Corporation’s aggregate enterprise-wide profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals, and objectives.

•
Review and approve the risk management infrastructure and the critical risk management policies adopted by the organization, including the charter of the Corporation’s Executive Risk Management Committee at the management level.

•
Oversee the strategies, policies, procedures and systems established by management (which, in some cases, may be subject to the review and approval by another committee of the Board) to identify, assess, measure and manage the major risks facing the Corporation, which may include an overview of the Corporation’s credit risk, operational risk, compliance risk, information technology risk, interest rate risk, liquidity risk, market risk, reputational risk, and capital and model risk.

•	Oversee management’s activities with respect to stress testing.
•
Oversee the governance of model risk through periodic review of the Corporation’s model risk profile and model validation schedule, as well as reports covering the results of the validation of key models with discussions of key assumptions as appropriate.

38	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Risk Committee
•
Receive reports from management and, if appropriate, other Board committees discussing the Corporation’s policies and procedures regarding the Corporation’s adherence to risk limits and its established risk tolerance and risk profile and selected risk topics as management or the Committee deems appropriate from time to time.

•	Establish guidelines for reporting and escalating risk issues. Discuss the guidelines with management to establish the risk reporting format, required content and frequency of collection and review.
•	Review and discuss with management risk assessments for new products and services.
•	Review and discuss with management significant regulatory reports of the Corporation and its subsidiaries related to the enterprise risks and remediation plans related to such enterprise risks.
•
Review and assess the effectiveness of the Corporation’s enterprise-wide risk assessment processes and recommend improvements, where appropriate, as well as review and address, as appropriate, management’s corrective actions for deficiencies that arise with respect to the effectiveness of such programs.

•
Review and discuss with management compliance with laws and regulations at the corporate and consumer protection level and assess the steps management has taken to minimize any risk in the compliance function, and review and discuss with management the Corporation’s policies with respect to compliance risk.

•	Assess annually the Corporation’s institutional insurance programs.
•
Review periodically the scope and effectiveness of the Corporation’s regulatory compliance policies and programs, including the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

•	Ensure that the Corporation’s Chief Risk Officer has sufficient stature, authority, and seniority within the Corporation and is independent from individual business units within the Corporation.
•
Review the appointment, performance, and replacement of the Chief Risk Officer, including through annual discussions with management with respect to the Chief Risk Officer’s performance evaluations and changes to his/her compensation.

•	As determined by the committee, meet in separate executive sessions.
•	Oversee the Corporation’s loan review program.
•	Carry out such other duties that may be delegated by the Board from time to time.
The Risk Committee met ten times during fiscal year 2022.
AUDIT COMMITTEE
The Audit Committee charter provides that this committee shall be composed of at least three directors, all of whom meet the independence criteria established by the NYSE, the SEC, and our Independence Principles.
As set forth in the Audit Committee’s charter, the Audit Committee represents and assists the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of our financial reporting to any governmental or regulatory body, stockholders, other users of our financial reports and the public; (ii) the performance of our internal audit function; (iii) our system of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditors, their annual audit of our financial statements and their engagement to provide any other services (including the pre-approval of any audit-related and permitted non-audit services, such as permissible tax services and services related to internal control over financial reporting, to be provided by our independent auditors); (v) legal matters; (vi) the application of our Related Person Transaction Policy as established by the Board and as discussed below; (vii) the application of our codes of business conduct and ethics as established by management and the Board; and (viii) the preparation of the audit committee report required to be included in our annual meeting proxy statement by the rules of the SEC.
Each member of the Audit Committee meets the applicable independence requirements and is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Juan Acosta Reboyras, Chairman of the Audit Committee since March 16, 2016, is an audit committee financial expert, as defined by Item 407(d)(5) of Regulation S-K. For a brief description of Mr. Juan Acosta Reboyra’s relevant experience, please refer to “Information With Respect To Nominees Standing For Election As Directors And With Respect To Executive Officers Of The Corporation,” above.
The Audit Committee met seventeen times during fiscal year 2022.
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Corporate Governance and Related Matters | Trust Committee
TRUST COMMITTEE
The Trust Committee was appointed by the Bank’s Board of Directors to assist the board in fulfilling its oversight responsibilities with respect to the Bank’s Trust Department and its fiduciary responsibilities. The Trust Committee Charter provides that this committee shall be composed of no fewer than three directors, each of whom shall be a director of the Corporation. The committee chair shall be an independent director that meets the independence criteria established by the NYSE and our Independence Principles. All of the members of this committee meet the applicable independence requirements. Each member of the committee shall, in the judgment of the Board, have the experience and understanding necessary to evaluate the reports and other information presented to the committee commensurate to fulfilling his or her responsibilities. The purpose of the Trust Committee is to ensure proper exercise of the fiduciary powers of the Bank, and to review the activities of the Trust Department.The Trust Committee has jurisdiction over all aspects of the Trust Department and may act on behalf of the Bank’s Board of Directors.
The Trust Committee met four times during fiscal year 2022.
40	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Board or the Audit Committee reviews and approves, rejects or ratifies, as necessary, all transactions and relationships in which the Corporation and any of its directors, director nominees, executive officers, security holders who are known to the Corporation to own of record or beneficially more than 5% of the Corporation’s Common Stock (a “principal stockholder”) and any immediate family member of any of the foregoing persons (each, a “related person”) has an interest. Our Corporate Governance Guidelines and Principles and Code of Ethics for the CEO and Senior Financial Officers require our directors, executive officers, and principal financial officers to report to the Board or the Audit Committee any situation that could be perceived as a conflict of interest. In addition, applicable law and regulations require that all loans or extensions of credit to executive officers and directors be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Pursuant to Regulation O adopted by the Fed, any extension of credit to an executive officer, director, or principal stockholder, including any related interest of such persons (collectively, an “Insider”), must be approved in advance by a majority of the Board, excluding the interested party, if such extension, when aggregated with all other loans or lines of credit to that Insider, exceeds (in any case) $500,000.
The Corporation’s written Related Person Transaction Policy (the “Policy”) further addresses the reporting, review and approval or ratification of transactions with a related person. The Policy is not designed to prohibit all related person transactions; rather, it is to provide for timely internal reporting and appropriate review, approval, ratification or rejection, oversight, and public disclosure, when required, of such transactions.
For purposes of the Policy, a “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which the Corporation participates (whether or not the Corporation is a party), the amount involved exceeds $120,000, and a related person has a direct or indirect material interest in such transaction or arrangement. A related person’s interest in a transaction or arrangement is deemed to be material to such person unless it is clearly incidental in nature or the Board or Audit Committee determines it is immaterial to such person in accordance with guidelines established by the Policy. A transaction in which any subsidiary of the Corporation or any other company controlled by the Corporation participates shall be considered a transaction in which the Corporation participates.
Examples of related person transactions generally include sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Corporation of an immediate family member of a director, executive officer or principal stockholder or a change in the terms or conditions of employment of such an individual that is material to such individual. However, the Policy contains a list of categories of transactions that will not be considered related person transactions or that are considered immaterial for purposes of the Policy given their nature, size and/or degree of significance to the Corporation and, therefore, need not be taken to the Audit Committee for their review and approval, ratification, or rejection.
Any related person who intends to enter into a related person transaction is required to disclose that intention and all material facts with respect to such transaction to the General Counsel. Additionally, any officer or employee of the Corporation who intends to cause the Corporation to knowingly enter into any related person transaction must disclose that intention and all material facts with respect to the transaction to his or her superior, who is responsible for reporting such information to the General Counsel. The General Counsel is responsible for determining whether a transaction may meet the requirements of a related person transaction requiring review under the Policy by independent directors of the Board or the Audit Committee, and, upon such determination, must report the material facts respecting the transaction and the related person’s interest in such transaction to the Board or the Audit Committee for review and approval, ratification or rejection. Any related party transaction in which the General Counsel has a direct or indirect interest is evaluated directly by the Audit Committee. If a member of the Audit Committee has an interest in a related person transaction and the number of Audit Committee members available to review and approve the transaction is less than two members after such committee member recuses himself or herself from consideration of the transaction, the transaction must instead be reviewed by an ad hoc committee of at least two independent directors designated by the Board.
The Audit Committee has the authority to (i) within the guidelines of the Policy, determine categories of related person transactions that are immaterial and not required to be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee and (ii) approve in advance categories of related person transactions that need not be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee but may instead be reported to and reviewed by the Audit Committee collectively on a periodic basis, which must be at least annually. In addition, the Audit Committee may delegate to the Corporation’s CEO, Chief Risk Officer, and General Counsel, acting collectively, its authority to review, approve or ratify specified related person transactions or categories of related person transactions when the Audit Committee determines that such action is warranted.
The Audit Committee must notify the Board on a quarterly basis of all related person transactions considered by the Audit Committee. Annually, the Audit Committee (or its delegate) must review any previously approved or ratified related person transaction that is continuing (unless the amount involved in the uncompleted portion of the transaction is less than $120,000) and determine, based on the then-existing facts and circumstances, including the Corporation’s existing contractual or other obligations, if it is in the best interests of the Corporation and its stockholders to continue, modify or terminate the transaction.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	41

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS | Certain Relationships and Related Person Transactions
Certain Relationships and Related Person Transactions
In connection with considering a related person transaction, the Audit Committee (or its delegate), in its judgment, must consider, in light of the relevant facts and circumstances, whether or not the transaction is in, or not inconsistent with, the best interests of the Corporation and its stockholders.
During fiscal year 2022, there were no related person transactions that involved an amount exceeding $120,000, nor are there any such proposed transactions. While certain related persons were customers of and had transactions with the Corporation and/or its subsidiaries during fiscal year 2022, all such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with persons not related to the Corporation, and did not involve more than the normal risk of collectability or present other unfavorable features.
42	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2022, the following current directors were members of the Compensation Committee: Juan Acosta Reboyras, Luz A. Crespo, Patricia M. Eaves, and Roberto R. Herencia. During fiscal year 2022, no executive officer of the Corporation served on any board of directors or compensation committee of any entity whose board or management included any person who served on the Corporation’s Board or on the Compensation Committee.
COMPENSATION OF DIRECTORS
Non-management directors of the Corporation receive an annual retainer and compensation for their services as members of the Board but not for their services as members of the Board of Directors of FirstBank. Directors who are also officers of the Corporation, FirstBank or any other subsidiary of the Corporation do not receive fees or other compensation for service on the Board, the Board of Directors of FirstBank, or the Board of Directors of any other subsidiary or any of their committees. Accordingly, Mr. Aurelio Alemán, who was a director during fiscal year 2022, is not included in the table set forth below because he was an employee at the same time and, therefore, received no compensation for his services as a director.
The Compensation Committee periodically reviews market data in order to determine the appropriate level of compensation for maintaining a competitive director compensation structure necessary to attract and retain qualified candidates for board service. The most recent review was conducted by the Compensation Committee with the help of Pearl Meyer & Partners, LLC (“Pearl Meyer”) in September 2022. Upon the recommendation of the Compensation Committee after review with the help of Pearl Meyer, the Board approved changes to the compensation structure for non-management directors, effective October 1, 2022, which the Compensation Committee and the Board believe continue to provide a reasonable basis for compensating non-management directors of the Corporation. Following is a description of the existing compensation structure for non-management directors:
Each non-management director, other than the non-management Chairman, is paid fees for services as a Director in a total amount equal to $115,000 per year (such amount, the “Annual Fee”). The Annual Fee is payable $75,000 in cash (the “Annual Retainer”) and $40,000 in the form of an annual grant of restricted stock (the “Annual Restricted Stock”), awarded upon being appointed and on a yearly basis thereafter, under the Corporation’s Omnibus Incentive Plan. The Annual Retainer is payable on a monthly basis over a twelve-month period. The Annual Restricted Stock is subject to a twelve-month vesting period. In addition, the Directors receive additional compensation in the form of retainers payable on a monthly basis over a twelve-month period depending upon the Board committees on which they serve, as follows:
•	$25,000 additional annual cash retainer for the Chair of the Audit, Credit, and Risk Committees;
•	$15,000 additional annual cash retainer for the Chair of the Compensation Committee;
•	$12,500 additional annual cash retainer for the Chair of the Governance Committee;
•	$5,000 additional annual cash retainer for the Chairs of the Asset/Liability and Trust Committees;
•	$10,000 additional annual cash retainer for each member of the Audit Committee;
•	$6,500 additional annual cash retainer for each member of the Compensation Committee;
•	$6,000 additional annual cash retainer for each member of the Risk Committee; and
•	$5,000 additional annual cash retainer for each member of the Governance and Credit Committees.
Under the Guidelines, non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to four times his or her Annual Retainer. Directors are required to achieve the ownership goal within five years after the Board’s adoption of the amended Guidelines or the director’s initial appointment to the Board, whichever is later.
The Corporation reimburses Board members for travel, lodging and other reasonable out-of-pocket expenses in connection with attendance at Board and committee meetings and performance of other services for the Corporation in their capacities as directors.
NON-MANAGEMENT CHAIRMAN AND SPECIALIZED EXPERTISE
Mr. Herencia has a strong leadership background, is actively engaged as Chairman on Board matters, and works closely with the CEO and other members of executive management. Mr. Herencia has been a critical member of the Board for more than eleven years, dating back to the recapitalization of the Corporation in late 2011. Our independent Chairman of the Board, Mr. Herencia brings significant experience and expertise to the Board. For a detailed description and discussion of Mr. Herencia’s well-defined duties and responsibilities as Chairman of the Board, and his commitment to the Board, please refer to the “Board Leadership Structure” and “Director Commitments” sections of this Proxy Statement.
Mr. Herencia’s calendar-year compensation as the non-management Chairman has gradually been reduced from $1.6 million in 2017 until reaching a total compensation of $500,000 by the end of 2022.
Under the current compensation structure, Mr. Herencia receives a $400,000 annual cash retainer and $100,000 in a restricted stock grant annually during the month of September.
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Compensation of Directors | Director Summary Compensation Table
Mr. Herencia does not and will not receive any additional compensation for his duties and responsibilities as Chairman or member of any of the Board committees.
The following table sets forth all the compensation that the Corporation paid to non-management directors who served during fiscal year 2022:
DIRECTOR SUMMARY COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	All Other Compensation ($)(b)	Total ($)
Juan Acosta Reboyras	$106,875	$40,000	$171	$147,046
Luz A. Crespo	95,000	40,000	171	135,171
Patricia M. Eaves	77,875	40,000	171	118,046
Tracey Dedrick	100,000	40,000	171	140,171
Daniel E. Frye	96,500	40,000	171	136,671
John A. Heffern	111,501	40,000	171	151,672
Roberto R. Herencia	400,000	100,000	171	500,171
Félix M. Villamil	86,250	40,000	171	126,421
(a)
Represents restricted stock grants during fiscal year 2022 with a grant date fair market value determined in accordance with FASB ASC Topic 718. The restricted stock awards were made effective as of March 31, 2022 to Mrs. Eaves; as of September 30, 2022 to Mr. Acosta Reboyras, Mrs. Crespo, Ms. Dedrick, Mr. Frye, Mr. Heffern, and Mr. Herencia; and as of October 30, 2022 to Mr. Villamil. As of December 31, 2022, our non-executive directors owned the following shares of restricted stock: Mr. Acosta Reboyras, 2,923; Mrs. Crespo, 2,923; Mrs. Eaves, 3,048; Ms. Dedrick: 2,923; Mr. Frye: 2,923; Mr. Heffern, 2,923; Mr. Herencia, 7,309; and Mr. Villamil: 2,557.

(b)	Includes the amount of the life insurance policy premium paid by the Corporation for the benefit of the non-management directors.
44	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

PROPOSAL NO. 2—NON-BINDING APPROVAL OF COMPENSATION OF
NAMED EXECUTIVE OFFICERS
Background of the Proposal
The Dodd-Frank Act and SEC regulations require a separate, non-binding stockholder “say on pay” vote to approve the compensation of our NEOs. Since the annual meeting of stockholders held in 2018, a majority of our stockholders voted in favor of holding the “say on pay” vote every year. The compensation paid to our NEOs and the Corporation’s overall executive compensation policies and procedures are described in the “Compensation Discussion and Analysis” section and the tabular and narrative disclosure in this Proxy Statement. The Compensation Committee continually monitors the executive compensation program, as well as general economic, regulatory, and legislative developments affecting executive compensation.
This proposal, commonly known as a “say on pay” proposal, gives the Corporation’s stockholders the opportunity to vote on the Corporation’s executive compensation policies and procedures through the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the NEOs’ compensation disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related tables and narrative included in the Proxy Statement for the 2023 Annual Meeting of Stockholders.
Because your vote is advisory, it will not be binding upon the Board and should not be construed as overruling any decision by the Board. However, the Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and procedures and in connection with its future executive compensation determinations.
The approval of the advisory vote on executive compensation requires the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter. We provide our stockholders the opportunity to vote on the compensation of our NEOs every year. The Corporation expects that the next advisory vote on executive compensation will be at the 2024 Annual Meeting of Stockholders.
Required Vote
Approval of this Proposal No. 2 regarding executive compensation requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors Unanimously Recommends a Vote “FOR” the Approval of the Named Executive Officers’ Compensation Disclosed in this Proxy Statement.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	45

EXECUTIVE COMPENSATION DISCLOSURE
COMPENSATION DISCUSSION & ANALYSIS (CD&A)
This Compensation Discussion and Analysis (“CD&A”) section explains the guiding principles, policies, and practices upon which the Corporation’s executive compensation program is based; the Compensation Committee decision making process, including ensuring it aligns with shareholder interest and the Corporation’s business strategy; and discusses the 2022 compensation earned by NEOs listed below. For 2022, the Corporation’s NEOs were:
2022 NEOs	Title
Aurelio Alemán	President & CEO
Orlando Berges	Executive Vice President and Chief Financial Officer (“CFO”)
Nayda Rivera	Executive Vice President and Chief Risk Officer
Donald Kafka	Executive Vice President and Chief Operations Officer
Cassan Pancham	Executive Vice President and Business Group Executive
EXECUTIVE COMPENSATION PROGRAM
Compensation Philosophy & Guiding Principles
The Corporation’s executive compensation program is performance-oriented and designed to support corporate strategic goals, including improved profitability and stockholder value appreciation. Our compensation philosophy is to pay for short-and long-term performance using both financial and non-financial measures.
☑	Performance-Driven
Executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

☑	Stockholder-Aligned	Executives should be compensated through compensation elements (base salaries, and short- and long-term incentives) designed to enhance stockholder value.
☑	Competitively-Positioned
Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

☑	Responsibly-Governed	Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.
46	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
Summary of Program Elements
The executive compensation program is supported by the following principal elements of compensation:
Pay Element	How It Is Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable us to attract and retain critical executive talent
Short-Term Incentives	Cash (Variable)
Reward executives for delivering on annual corporate profitability, asset quality and risk management objectives that contribute to stockholder value creation and provide accountability and feedback through individual scorecards and assessments of leadership and core competencies

Long-Term Incentives	Equity (Variable)	Provide incentives for executives to execute on longer-term financial goals that drive stockholder value creation and support the Corporation’s leadership stability objectives
Target Total Direct Compensation Mix
Our executive compensation program aims to provide an appropriate mix of pay based on performance, driving our business strategy, creating long-term stockholder value and supporting leadership stability objectives. The program also addresses compensation risk by using a combination of financial results including credit quality, strategic accomplishments and a demonstration of leadership and other core competencies.
Variable Award Type	Percentage of Award Type	Component of Award Type
Short-Term Incentive	100%	Cash Based on balanced scorecard of key financial, strategic and operational results and individual goals and competencies
Long-Term Incentive	50% 50%	Performance Shares Based on achievement of a targeted level of tangible book value at the end of a three-year performance period*
		Time-Vested Restricted Stock Vesting of shares in 50% increments on the second and third anniversaries of the grant date
*
Beginning with long-term incentive awards granted in 2023, performance shares will vest as follows: (i) 50% based on achievement of a targeted level of tangible book value; and (ii) 50% based on total shareholder return (“TSR”) relative to companies comprising the KBW Regional Bank Index on the last day of the three-year performance period. See “2023 Compensation Decisions” in this CD&A for a discussion of adjustments to the long-term incentive program made in March 2023.

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Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
The charts presented below illustrate the 2022 target compensation pay mix of our CEO and other NEOs by each compensation component.
CEO Pay Mix	Other NEOs Pay Mix

Compensation Governance Best Practices and Policies
The following practices and policies, which we believe are in the best interests of our stockholders and NEOs, are also embedded in our program to promote sound compensation governance:
☑	Link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
☑	Employ a variety of performance metrics to deter excessive risk-taking by eliminating any incentive based on a single performance goal.
☑	Build in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance or leading indicators of future financial results.
☑	Use equity incentives to promote total return to stockholders, long-term performance and executive retention.
☑
Clawback all performance-based variable pay from an executive officer determined to have engaged in intentional fraud or gross misconduct or who was otherwise directly or indirectly responsible for a financial restatement.

☑	Conduct annual incentive risk reviews to ensure that our compensation programs do not promote imprudent behaviors or excessive risk-taking.
☑	Engage an independent compensation consultant who advises and reports directly to the Compensation Committee.
☑	Prohibit hedging and pledging of the Corporation’s securities by Section 16 officers and directors.
☑
Require meaningful stock ownership by our executive officers. Our CEO and other NEOs must own Common Stock having a value equal to five times and two times their base salaries, respectively, based on the higher of the market value or book value of the Corporation’s Common Stock on the last trading day of the applicable calendar year, for as long as they are employed by the Corporation.

☑	Annual say-on-pay advisory vote.
For details about the Compensation Committee’s decisions based on 2022 performance, please refer to “The 2022 Executive Compensation Program in Detail,” starting on page 52 of this CD&A.
48	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | 2022 Business Overview / Impact on Executive Compensation
2022 BUSINESS OVERVIEW / IMPACT ON EXECUTIVE COMPENSATION
Performance At-A-Glance
2022 was a financially and operationally exceptional year for the Corporation, as it was able to achieve one of its best performance years on record and meet corporate goals while addressing day-to-day challenges presented by the current macroeconomic environment. The last decade has shown how our institution adapts swiftly to changing market conditions and maintains consistent strength in the face of economic headwinds. Responsible and value driven capital allocation has allowed the Corporation to grow the franchise and invest for the future, while supporting our communities and colleagues, as well as returning capital to our stockholders through repurchases of common stock and the payment of common stock dividends. We are highly encouraged by the growth prospects in our main market, which should continue to benefit from rebuilding activity over the next several years.
Some of the Corporation’s key accomplishments during 2022 included the following:
✔	Reported overall net income of $305.1 million or $1.59 per diluted share, compared to $281.0 million or $1.31 per diluted share in 2021.
✔	Returned $363 million, or 119% of 2022 earnings, to our stockholders through repurchases of the Corporation’s Common Stock and payment of Common Stock dividends.
✔	Increased quarterly Common Stock dividend by 20%, from $0.10 per share to $0.12 per share, in April 2022.
✔	Achieved non-GAAP pre-tax pre-provision net income of $475.3 million during 2022, a 21% increase when compared to 2021 (adjusted pre-tax, pre-provision income of $391.5 million).*
✔
Total non-performing assets decreased by $28.9 million to $129.2 million as of December 31, 2022, compared to $158.1 million as of December 31, 2021. Non-performing assets reached a decade low of 0.69% of total assets.

✔
Capital ratios remained higher than required regulatory levels for bank holding companies and well-capitalized banks; at year end, our total capital, common equity Tier 1 capital, Tier 1 capital and leverage ratios were 19.21%, 16.53%, 16.53% and 10.70%, respectively, and our tangible common equity ratio was 6.81%.

✔	ROAA of 1.57%, a 19 basis points increase when compared to 2021.
✔	Return on Average Equity of 18.66%, a 610 basis points increase when compared to 2021.
✔	Overall organic loan growth of $762 million, or 10% as compared to 2021, excluding SBA PPP loans and strategic reduction of residential mortgages.
✔	Published the Corporation’s inaugural 2021 ESG Report in April 2022.
✔	Prudent expense management, evidenced by historic low efficiency ratio of 48.25%.
✔	Executed multiple talent management initiatives to enhance employee value proposition, including conducting an employee engagement survey in 2022 and establishing roadmap for 2023 implementation.
✔	Continued improving the Corporation’s IT environment and digital offerings, including the launching of the Corporation’s Business Digital Lending and Business Digital Banking applications.
✔	Grew digital engagement across all functionalities, including capturing over 40% of deposit transactions through self-service channels.
✔	Active engagement with investor community through increased participation in non-deal roadshows and analyst conferences.
*The Corporation reports its financial results in accordance with GAAP. A reconciliation of the GAAP to non-GAAP financial measures is provided in Appendix A to this Proxy Statement.
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Compensation Discussion & Analysis (CD&A) | What Guides Our Program
WHAT GUIDES OUR PROGRAM
Our Decision-Making Process
The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-management members of the Board. The Compensation Committee works closely with its independent compensation consultant and management to examine the effectiveness of the Corporation’s executive compensation program throughout the year.
The Role of the Compensation Committee
The Compensation Committee typically reviews and makes compensation recommendations to the independent Board members for the CEO, the other NEOs, and other select senior executives in the first quarter of each year based on an evaluation of compensation paid by peers and the Corporation’s performance results for the preceding year. The Corporation’s President and CEO, following the compensation structure approved by the Board, makes recommendations concerning the amount of compensation to be awarded to executive officers, excluding himself. The CEO does not participate in the Compensation Committee’s deliberations or final decisions. The Compensation Committee reviews and considers the CEO’s recommendations and makes final recommendations to the non-management members of the Board. In making its recommendations, the Compensation Committee reviews the Corporation’s performance as a whole and the performance of each executive as it relates to the accomplishment of the goals and performance objectives set forth for each executive for the year, together with any such goals that have been established for the relevant lines of business of the Corporation.
The Role of CEO
The CEO does not provide recommendations concerning his own compensation, nor is he present when his compensation is discussed by the Compensation Committee and the non-management members of the Board. The Compensation Committee, with input from its independent compensation consultant, discusses the elements of the CEO’s compensation in executive session and makes a recommendation to all of the non-management members of the Board for discussion and final approval. The CEO, with input from the Compensation Committee’s independent compensation consultant, assists in setting compensation for the other NEOs.
The Role of the Independent Compensation Consultant
The role of the outside independent compensation consultant is to assist the Compensation Committee in analyzing executive pay packages and contracts, perform executive and director compensation reviews, including market competition assessments, and develop executive and director compensation recommendations for the Compensation Committee’s consideration. The independent compensation consultant communicates directly, and is available to participate in executive sessions with, the Compensation Committee. In that regard, a representative of the independent compensation consultant attends selected meetings of the Compensation Committee during which the representative assists the Compensation Committee in making specific executive compensation decisions. Pearl Meyer has been the Compensation Committee’s independent compensation consultant since February 2013. Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Corporation. The Compensation Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) any other services provided to the Corporation by Pearl Meyer; (ii) the amount of fees paid by the Corporation to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Corporation; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Corporation owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Compensation Committee has not created any conflict of interest.
50	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | What Guides Our Program
The Role of Peer Companies
The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executives in similar positions at peer companies. For purposes of setting 2022 compensation levels, consistent with the recommendation of Pearl Meyer, the Compensation Committee took into account publicly-available data from industry compensation surveys and proxy statements from the group of peer companies listed below. Data was compiled from proxy statements for publicly-traded commercial banks with assets generally between approximately $10 billion and $40 billion; however, one bank outside this asset range (larger) was included because it is a known competitor for executive talent in the Puerto Rico market (Popular, Inc.).
Peer Companies
Ameris Bancorp, ABCB	Pinnacle Financial Partners, Inc., PNFP
Atlantic Union Bankshares Corporation, AUB	Popular Inc., BPOP
BankUnited, Inc., BKU	Renasant Corporation, RNST
Berkshire Hills Bancorp, Inc., BHLB	Simmons First National Corp., SFNC
Community Bank System, Inc., CBU	TowneBank, TOWN
First Financial Bancorp., FFBC	Trustmark Corporation, TRMK
First Merchants Corporation, FRME	UMB Financial Corporation, UMBF
Fulton Financial Corporation, FULT	United Bankshares, Inc., UBSI
Hancock Whitney Corporation, HWC	United Community Banks, Inc., UCBI
Oriental Bancorp, OFG	WesBanco, Inc., WSBC
Market data was not the sole determinant in setting executive pay levels. The Compensation Committee also considers corporate and individual performance, the nature of an individual’s role within the Corporation, as well as his or her experience and contributions, when making its compensation-related decisions.
2022 Say-on-Pay Results
At our annual stockholders’ meeting in May 2022, 95.96% of the Corporation’s voting stockholders expressed support for our executive compensation policies and procedures. We believe that this demonstrates our stockholders’ support of our compensation philosophy and performance-driven pay program. The Board and the Compensation Committee considered this approval rate in making the 2022 pay decisions for the NEOs.
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Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
THE 2022 EXECUTIVE COMPENSATION PROGRAM IN DETAIL
Base Salary
Base salary is designed to reward an individual’s performance and level of experience in his or her role. In setting base salary amounts, the Compensation Committee takes into consideration the experience, skills, knowledge, and responsibilities required for each of the NEOs’ respective position and balances this assessment with marketplace salary data to ensure that the NEOs’ base salary levels are competitive with those of comparable executive officers in peer group companies. Base salaries also reflect the individuals’ achievement of pre-determined goals and objectives, and the Corporation’s performance.
On March 24, 2022, the Compensation Committee, as part of its annual competitive review of executive compensation and with the guidance from its independent compensation consultant Pearl Meyer, approved increases to Mr. Alemán’s and Mrs. Rivera’s annual base salaries by 5.3% and 4.3%, respectively. These increases were effective April 1, 2022:
Named Executive Officer	2022 Base Salary (a)	% of Adjustment
Aurelio Alemán	$1,000,000	5.3%
Orlando Berges	600,000	0.0
Nayda Rivera	500,000	4.3
Donald Kafka	550,000	0.0
Cassan Pancham	450,000	0.0
(a)	Base salary for the NEOs as of December 31, 2022.
Short-Term Incentives
The short-term incentive program rewards executives for key financial, strategic, and operational results, and individual goals and competencies. The program uses a balanced scorecard approach, which tailors the weightings for various performance metrics to an executive’s role and scope of responsibility. This approach also reduces compensation risk by using a complementary set of measures, both financial and qualitative, to encourage performance over both a short- and long-term horizon. The program includes a clawback provision pursuant to which the Corporation may recoup from an executive officer previously awarded incentive payments based on restatement of financial statements as a result of material non-compliance with any financial reporting requirements if the executive officer engaged in intentional fraud or gross misconduct or was otherwise directly or indirectly responsible for the restatement.
On March 24, 2022, the Compensation Committee approved changes to the short-term incentive opportunities for the CEO, effective for the short-term incentive award paid in 2023, based on 2022 performance. Based on a competitive review, the Compensation Committee increased the short-term incentive opportunity at target-level performance as a percentage of base salary from 90% to 100% for the CEO.
The following table reflects the NEOs’ short-term incentive opportunity at target-level performance as a percentage of base salary.
	Aurelio Alemán (%)	Orlando Berges (%)	Nayda Rivera (%)	Donald Kafka (%)	Cassan Pancham (%)
Corporate Profitability
Adjusted Net Income*	25.0	10.0	7.5	7.5	6.0
Pretax, Pre-Provision Income*	25.0	10.0	7.5	7.5	6.0
Asset Quality & Risk Management
Non-Performing Asset Ratio	15.0	5.0	5.0	5.0	4.0
Classified Asset Ratio	15.0	5.0	5.0	5.0	4.0
Individual Performance	20.0	20.0	25.0	25.0	20.0
Total Target Incentive Opportunity as a percentage of Base Salary	100.0	50.0	50.0	50.0	40.0
*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measures of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

52	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
The balanced scorecard measures corporate results through profitability, asset quality and risk management performance metrics. The balanced scorecard also measures individual performance through quantitative, milestone-based goals and a qualitative assessment of the executives’ leadership and core competencies. NEOs may earn 50% of their target opportunity for threshold-level performance (80% of the target goal) and up to 150% of their target opportunity for superior-level performance (up to 120% of the target goal). Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid for results on a particular performance metric if actual results are below threshold.
Corporate Results. 2022 was an outstanding year for the Corporation, in which it achieved record GAAP net income and non-GAAP adjusted net income and pre-tax, pre-provision income, continued improving its credit quality, and successfully executed its capital actions. Consistent with the short-term incentive program, the Compensation Committee has the ability to approve adjustments to take into account extraordinary or non-recurring items that impacted the Corporation’s operations and results for 2022. Financial results for the year 2022 included extraordinary items that the Compensation Committee believes are not reflective of core operating performance. See the Appendix A table titled “Non-GAAP Adjusted Net Income for Short-Term Incentive Program for year ended December 31, 2022”, which reconciles the Corporation’s reported net income to adjusted net income.
The table below provides the percentage of achievement on the following corporate metrics as of December 31, 2022:
Performance Metric	Target	Actual	% Achievement
Corporate Profitability
Adjusted Net Income*	$259.8 million	$309.6 million	119%
Pre-tax, Pre-Provision Income*	$411.1 million	$475.3 million	116%
Asset Quality & Risk Management
Non-Performing Asset Ratio	0.66%	0.69%	94%
Classified Asset Ratio	9.64%	8.67%	110%
*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measure of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

Individual Performance. The individual performance component of the NEOs’ compensation is based on the achievement of a combination of predetermined quantitative and qualitative milestone-based goals and their ability to lead the Corporation in their particular roles and areas of expertise. The following considerations were taken into account by the Compensation Committee in determining each NEO’s achievement of the individual performance component of the short-term incentive award:
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	53

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
NEO	Individual Performance Highlights
Aurelio Alemán President & CEO 26.50% of Base Salary	Main Goals:
•
Develop and implement the Corporation’s strategic plan to gain client market share across all business segments, while allocating resources to grow the franchise, comply with regulatory expectations, improve the customer’s experience, and attract the best talent in its operating markets

	•	Maintain profitability levels in line or above geographic peers
	•	Promote an environment of sound corporate governance and talent engagement
	•	Oversee the execution of initiatives that will drive innovation and improve customer experience
Considerations:
	•	Achieved strong business results by registering positive organic loan growth and record pre-tax pre provision income, while sustaining asset quality levels
	•	Executed on several capital deployment activities such as the establishment of a new stock repurchase program and maintaining a competitive common stock dividend payout ratio
	•	Actively participated in investor conferences and roadshows in order to strengthen and diversify investor base
	•	Led talent review and succession planning process to proactively manage the talent bench resulting in a decrease in turnover rate for high-performing employees
	•	Oversaw the execution of multiple talent management initiatives to enhance employee value proposition
	•	Deployed several initiatives to improve customer service resulting in a net promoter score above local market peers
	•	Led efforts to continue improving the Corporation’s current IT environment while investing in new technologies to grow the franchise and improve delivery of customer service quality
	•	Oversaw the launch of multiple digital product offerings and platforms to accelerate innovation
	•	Oversaw enhancements to the Corporation’s ESG framework including the release of inaugural 2021 ESG Report
	•	Promoted and strengthened the Corporation’s community development programs aligned with the Community Reinvestment Act
54	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
NEO	Individual Performance Highlights
Orlando Berges EVP & CFO 20.50% of Base Salary	Main Goals:
•
Effectively manage the Corporation’s Finance function, including financial planning and reporting, treasury and investments, asset-liability management, record-keeping, expense control management, investor relations, and capital planning

	•	Proactively manage balance sheet strategy to maintain adequate liquidity and capital position, while optimizing funding structure
	•	Develop and maintain the Corporation’s capital plan and execute capital deployment activities
	•	Comply with regulatory and SEC reporting requirements
	•	Oversee quarterly earnings results’ announcement and strengthen communications with investor community and research analysts
Considerations:
	•	Managed balance sheet strategy to optimize net interest margin while preserving an adequate liquidity position
•
Participated in online investor conferences and roadshows in order to strengthen and diversify investor base, while participating in other outreach efforts with bank analysts, regulators, and rating agencies

	•	Executed on several capital deployment activities such as the establishment of a new stock repurchase program and maintenance of a competitive common stock dividend payout ratio
	•	Co-led CECL/allowance calculation process
	•	Continued strict expense management discipline resulting in a historical low efficiency ratio
	•	Complied with regulatory and SEC reporting requirements
Nayda Rivera EVP and Chief Risk Officer 31.25% of Base Salary	Main Goals:
	•	Oversee the Corporation’s Human Capital Management, Compliance, Credit Risk Management and Loan Review corporate functions, in addition to the Enterprise Risk Management (ERM) organization
	•	Actively monitor all risks facing the Corporation and the execution of its ERM strategy
	•	Reduce non-performing and adversely classified assets by proactively managing asset quality
	•	Lead action plans to comply with regulatory requirements
	•	Oversee the Corporation’s risk appetite framework to comply with regulatory expectations
	•	Supervise talent management efforts, maintain adequate succession planning practices, and promote employee engagement
Considerations:
	•	Sustained focus on managing risk in a responsible manner throughout an uncertain macroeconomic environment
	•	Contributed to the Corporation's achievement of critical capital deployment activities and regulatory milestones
	•	Achieved reduction in non-performing and adversely classified assets
	•	Co-led the CECL/allowance quarterly financial assessment
	•	Oversaw the execution of multiple talent management initiatives to enhance employee value proposition
	•	Led talent review and succession planning process to proactively manage the talent bench resulting in acceptable turnover rate for high-performing employees
	•	Supported initiatives related to ESG and IT
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	55

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
NEO	Individual Performance Highlights
Donald Kafka EVP and Chief Operating Officer 23.13% of Base Salary	Main Goals:
•
Effectively manage the Corporation’s operational framework including IT, real estate management, general services, operations, corporate physical and logical security, project management, and enterprise architecture

	•	Oversee the effective execution of various business initiatives to support the Corporation’s growth plans and improve overall efficiency
	•	Facilitate the evolution of the Corporation’s product offerings, services, and delivery platforms
Considerations:
	•	Supported the implementation of key core and business-related capital projects
	•	Continued long-term strategic path to improve IT operational environment while accelerating innovation and supporting the launch of new digital offerings and service platforms
	•	Elevated maturity level of data governance and successfully executed cybersecurity hardening actions
Cassan Pancham EVP and Business Region Executive 17.50% of Base Salary	Main Goals:
	•	Oversee the Eastern Caribbean regional operations, Puerto Rico Mortgage Lending Business, and the Insurance Agency
	•	Improve financial performance across applicable business segments in order to support the Corporation in achieving its overall profitability targets
•
Collaborate with all corporate functions in the implementation of strategic initiatives aimed at improving customer experience, accelerating innovation, and executing other internal processes that will drive revenue generation and/or operational efficiencies

Considerations:
•
Complemented overall financial performance for the Corporation by gaining market share in retail mortgage originations, sustaining deposit franchise in the Eastern Caribbean region, and growing insurance commissions

•
Re-aligned Eastern Caribbean organization to support business growth opportunities across all segments, rationalization of retail banking operation, and improved overall profitability levels in the region

	•	Supported corporate digital strategy through the promotion of mortgage servicing digital capabilities
56	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
The table below indicates the short-term cash incentive granted to the NEOs by the Compensation Committee, as a percentage of base salary, related to the achievements as described in the relevant sections above under Corporate Results and Individual Performance:
	Aurelio Alemán	Orlando Berges	Nayda Rivera	Donald Kafka	Cassan Pancham
Corporate Profitability
Adjusted Net Income*	36.99%	14.80%	11.10%	11.10%	8.88%
Pre-tax, Pre-Provision Income*	34.76%	13.91%	10.43%	10.43%	8.34%
Asset Quality & Risk Management
Non-Performing Asset Ratio	13.30%	4.43%	4.43%	4.43%	3.55%
Classified Asset Ratio	18.77%	6.26%	6.26%	6.26%	5.01%
Individual Performance	26.50%	20.50%	31.25%	23.13%	17.50%
Total % Base Salary Achieved	130.32%	59.90%	63.47%	55.34%	43.28%
Total Annual $ Amount Achieved	$1,303,232	$359,348	$317,330	$304,375	$194,727
% of Achievement vs. Target	130.32%	119.78%	126.93%	110.68%	108.18%
*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measures of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

Long-Term Equity Incentives
The NEOs participate in a long-term incentive program that provides a variable pay opportunity through a combination of performance shares (50%) and time-vested restricted stock (50%). The program is designed to reinforce the long-term alignment of the Corporation’s executives with the interests of our stockholders. Performance shares are intended to strengthen our pay-for-performance philosophy, while time-vested restricted stock is granted to promote stock ownership and support our leadership stability objectives.
Awards are made under the Omnibus Incentive Plan. On March 24, 2022, in order to continue aligning the executive compensation program to market practices and as part of its annual competitive review of executive compensation, the Compensation Committee approved certain adjustments to the target opportunity under the long-term incentive program for the following NEOs as follows: (i) for Mr. Aurelio Alemán, increased the incentive opportunity as a percentage of base salary to 145%; and (ii) for Mr. Orlando Berges and Mrs. Nayda Rivera, increased the incentive opportunity as a percentage of base salary to 70%.
The following table reflects each of the NEOs’ long-term incentive opportunity at target-level performance as a percentage of base salary for 2022:
	Target Incentive Opportunity
Named Executive Officer	Restricted Stock (%)	Performance Shares (%)	Total Target (%)
Aurelio Alemán	72.5%	72.5%	145.0%
Orlando Berges	35.0	35.0	70.0
Nayda Rivera	35.0	35.0	70.0
Donald Kafka	25.0	25.0	50.0
Cassan Pancham	27.5	27.5	55.0
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	57

Compensation Discussion & Analysis (CD&A) | The 2022 Executive Compensation Program in Detail
Once the long-term incentive award value is determined, awards are granted in the following proportions:
•
50% in performance-based shares, which vest based on the achievement of a pre-established tangible book value goal at the end of a three-year performance period. NEOs may earn 50% of their target opportunity for threshold level performance (80% of target goal) and up to 100% of their target opportunity for target-level performance (up to 100% of target goal). Amounts between threshold and target are interpolated to reward incremental achievement, and no amounts are paid with respect to a particular performance metric if results are below threshold. For the 2022 grant, the performance period is January 1, 2022 through December 31, 2024 (the “Performance Cycle”). The performance-based shares earned will be based on achieving a tangible book value per share of Common Stock of $12.93 (the “Performance Goal”) at the end of the Performance Cycle. See the Appendix A table titled “Non-GAAP Tangible Book Value for the year ended December 31, 2022” for a reconciliation of tangible book value per share, a non-GAAP financial measure, to the most directly comparable GAAP financial measure.

•	50% in time-vested restricted stock, which vests equally on the second and third anniversaries of the grant date.
Since 2021, the aggregate value of the NEOs’ performance shares and time-vested restricted stock is awarded at 100% of the executives’ target opportunity at the grant date, with a +/- 10% based on each individual performance. In 2022, there were no adjustments made to reflect individual performance. On March 24, 2022, the Compensation Committee granted the following long-term incentive awards of performance-based shares and time-vested restricted stock to the NEOs:
	Restricted Stock		Performance Shares		Total Grant Date Fair Value
Named Executive Officer	% of Base Salary	$Value	% of Base Salary	$Value	% of Base Salary	$Value
Aurelio Alemán	72.5%	$695,280	72.5%	$695,267	145.0%	$1,390,547
Orlando Berges	35.0	210,006	35.0	209,992	70.0	419,998
Nayda Rivera	35.0	166,256	35.0	166,242	70.0	332,498
Donald Kafka	25.0	137,497	25.0	137,496	50.0	274,993
Cassan Pancham	27.5	123,754	27.5	123,742	55.0	247,496
2023 COMPENSATION DECISIONS
On March 16, 2023, the Compensation Committee approved an increase in the annual base salary of Mr. Alemán, CEO of the Corporation, to $1,040,000 from $1,000,000, effective April 1, 2023.
In order to continue aligning the Corporation’s executive compensation program to market practices, on March 16, 2023, the Compensation Committee approved certain changes to the short-term and long-term incentive program. With respect to the changes to the long-term incentive program, they will be effective starting with long-term incentive awards granted in 2023. Except for the adjustments discussed below, there were no other changes to the long-term incentive program:
•	Performance-based shares will vest based on the actual achievement at the end of the three-year performance period, as follows:
○	50% based on the TSR relative to the companies comprising the KBW Regional Bank Index as of the last day of the performance period; and
○	50% based on the achievement of a pre-established tangible book value per share goal.
•
As it relates to the performance-based shares, increased the maximum payout opportunity as a percent of target to 150% for maximum level performance. Amounts between threshold, target and maximum level performance are interpolated to reward incremental achievements and no amounts are paid with respect to a particular performance metric if actual results are below threshold.

The Compensation Committee also approved adjustments to the target opportunity under the long-term incentive program for the following NEOs, effective March 16, 2023:
•	Mr. Alemán, CEO, increased the incentive opportunity as a percentage of base salary from 145% to 165%;
•	Mr. Berges, CFO, increased the incentive opportunity as a percentage of base salary from 70% to 90%;
•	Mrs. Rivera, Chief Risk Officer, increased incentive opportunity as a percentage of base salary from 70% to 80%; and
•	Mr. Pancham, increased incentive opportunity as a percentage of base salary from 55% to 70%.
58	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
As previously mentioned, on March 16, 2023, the Compensation Committee approved certain changes to the short-term incentive program, specifically related to the performance measures used by the Committee to determine program payout. The changes will apply to short-term incentive awards to be paid in 2024 based upon 2023 performance. Except for the changes discussed below, there were no other changes to the long-term incentive program:
•	The adjusted net income financial measure was replaced with the earnings per share financial measure.
•	The classified asset ratio asset quality measure was replaced with the efficiency ratio operating measure.
The Compensation Committee also approved an adjustment to the target opportunity under the short-term incentive program for Mr. Alemán, CEO, from 100% to 115% of base salary, effective for the annual cash incentive to be paid in 2024 based upon 2023 performance.
OTHER PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
The Corporation maintains stock ownership guidelines that are designed to further align the interests of our stockholders and executives. Under the Executive Stock Ownership Policy, our CEO is expected to acquire and hold a minimum of Common Stock having a value equal to five times his or her annual base salary. Other NEOs are expected to acquire and hold Common Stock having a value equal to two times the NEOs’ annual base salary. As of the date of this Proxy Statement, all our NEOs are in compliance with the Executive Stock Ownership Policy.
Incentive Repayment (Clawback) Policy
We have a clawback policy that, in the event of a restatement of financial statements to correct material non-compliance with any applicable financial reporting requirement, allows the Compensation Committee to seek recovery or forfeiture from any executive officer of the portion of incentive compensation that was received by or vested in the executive officer during the three-year period prior to the determination that a restatement was required and that would not have been earned had performance been measured on the basis of the restated results, if the Compensation Committee determines that the executive engaged in intentional fraud or gross misconduct or was otherwise directly or indirectly responsible for the restatement. In October 2022, the SEC adopted new Rule 10D-1 under the Exchange Act, which requires national securities exchange, including the NYSE, to establish listing standards relating to executive officer incentive payment clawback and disclosure rules. We intend to monitor the development and adoption of the NYSE’s final listing standards and plan to amend our current clawback policy, as appropriate, in accordance with requirements of the NYSE’s final listing standards.
Anti-Hedging/Pledging Policy
Section 16 officers and directors, including the NEOs, are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. These provisions are part of the Corporation’s overall program to prevent the Corporation’s directors and executive officers, including the NEOs, from trading on material non-public information.
Pension Benefits
The Corporation does not have a defined benefit or pension plan in place for the NEOs.
Defined Contribution Retirement Plan
The NEOs are eligible to participate in the Corporation’s Defined Contribution Retirement Plan pursuant to Section 1081.01 of the Puerto Rico Internal Revenue Code, which provides retirement, death, disability and termination of employment benefits. The Defined Contribution Retirement Plan complies with the Employee Retirement Income Security Act of 1974, as amended, and the Puerto Rico Revenue Code of 2011, as amended. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant’s account. The NEOs may defer up to $15,000 of their annual compensation into the Defined Contribution Retirement Plan on a pre-tax basis as employee compensation deferral contributions. The Corporation makes a contribution equal to 50% of each participating employee’s contribution up to 6% of their eligible annual compensation or the annual compensation limit of $330,000, whichever is lower. The Corporation’s contribution is distributed as follows: (i) up to the first 25% is credited in each paying cycle for each participating employee’s contribution, and (ii) up to the remaining 25% is accumulated until year end and credited in one lump sum payment after year end. The first 25% vests immediately upon contribution. The remaining contribution vests once the participating employee has at least three years of service after the date of contribution. Corporate contributions are made to employees with a minimum of one year of service. At the end of the fiscal year, the Corporation may, but is not obligated to, make additional contributions in an amount determined by the Board.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	59

Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
Non-Qualified Deferred Compensation
Since 2009, the Corporation has not had a deferred compensation plan in place for the NEOs.
General Benefits and Perquisites
Personal benefits and perquisites are limited. The NEOs have been provided with a corporate-owned automobile, club memberships and a life insurance policy of $1,000,000 ($500,000 in excess of that provided to other employees). Like all other employees, the NEOs may participate in the Corporation’s Defined Contribution Retirement Plan (including the Corporation’s match) and group medical and dental plans and receive long-term and short-term disability, health care, and group life insurance benefits. In addition, the CEO is provided with an armed driver solely for business purposes.
Employment Arrangements and Termination Provisions
The Board has reviewed and approved employment agreements for all NEOs that set their terms of employment, including compensation, benefits and termination, and include change of control provisions. These employment agreements are described in more detail in “Employment Contracts, Termination of Employment, and Change in Control Arrangements” on page 66 of this Proxy Statement.
The Board believes that these employment agreements and arrangements support leadership stability and our succession planning process. The Compensation Committee takes the terms of these agreements into account when approving compensation for our NEOs.
Overview of Risk and Compensation Plans
The Compensation Committee believes that the Corporation should have sound compensation practices that fairly reward exceptional employees, and exceptional efforts by those employees, while assuring that their compensation reflects principles of risk management and performance metrics that promote long-term contributions to sustained profitability, as well as fidelity to the values and rules of conduct expected of them. We are committed to continuously evaluating and improving our compensation programs through:
•	Frequent self-examination of the impact of our compensation practices on the Corporation’s risk profile, as well as evaluation of our practices against emerging industry-wide practices;
•	Systematic improvement of our compensation principles and practices, ensuring that our compensation practices improve the Corporation’s overall safety and soundness; and
•	Continuing development of compensation practices that provide a strategic advantage to the Corporation and provide value for all stakeholders.
As an integral part of the 2022 compensation process, the Compensation Committee directed the Chief Risk Officer (“CRO”) to conduct a review of risk in the Corporation’s compensation programs available throughout the year, examining two issues: (1) whether the Corporation’s employee compensation plans pose unnecessary risks to the Corporation; and (2) whether there was any need to eliminate any features of these plans to the extent that they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee. During the March 2022 Compensation Committee meeting, the Compensation Committee met with the CRO and provided substantial oversight, review and direction throughout the process described below. Furthermore, in 2023 the Compensation Committee also instructed its independent compensation consultant, Pearl Meyer, to conduct a review of risk in the Corporation’s compensation programs as it relates to payouts for compensation awarded during both 2022 and 2023, examining whether the compensation of the NEOs encourages them to take unnecessary and excessive risks that threaten the value of the Corporation, and whether there was any need to eliminate any features of these plans to the extent they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.
The CRO’s review focused on the structure of the awards to all short-term cash incentive plans under which employees of the Corporation and its subsidiaries are compensated. Pearl Meyer’s review focused on the structure of the awards to the NEOs and other executives who were eligible to receive a short-term cash incentive and a long-term incentive composed of restricted stock and performance shares. The risk-avoidance analysis of the Corporation’s compensation arrangements and programs for NEOs and employees focused on elements of the compensation plans that may have the potential to affect the behavior of employees with respect to their job-related responsibilities or might directly impact the financial condition of the Corporation. The assessment encompassed identification of the various elements of the Corporation’s compensation plans, the principal risks to the Corporation that may be relevant for each element and the mitigating factors for those risks. Among the elements considered in the assessment were: (i) the performance metrics and targets related to individual business units and strategic goals related to deposit growth, loan growth, enhancement of the Corporation’s asset quality and risk profile, strengthening of our franchise value, achievement of strategies to strengthen the Corporation’s capital position, and business profitability and expense management targets; (ii) timing of
60	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
pay out; and (iii) pay mix. Each element may present different risks to the Corporation; however, each has risk mitigating factors and many have no potential to encourage the manipulation of reported earnings.
In the risk-avoidance assessment, the Compensation Committee, management and the independent compensation consultant concluded that the Corporation’s compensation plans are not reasonably likely to have a material adverse effect on the Corporation. Management, the Compensation Committee and the independent compensation consultant believe that, in order to give rise to a material adverse effect on the Corporation, a compensation plan must provide benefits of sufficient size to be material to the Corporation or it must motivate individuals at the Corporation who are in a position to have a material impact on the Corporation to behave in a manner that is materially adverse to the Corporation.
COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with members of senior management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K and proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission.
Roberto R. Herencia, Chairman
Juan Acosta Reboyras
Luz A. Crespo
Patricia M. Eaves
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	61

EXECUTIVE COMPENSATION TABLES AND COMPENSATION INFORMATION
SUMMARY COMPENSATION TABLE
The Summary Compensation Table set forth below discloses compensation of the NEOs of the Corporation.
Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)
Aurelio Alemán President and Chief Executive Officer	2022	989,592	1,200	1,390,547	1,303,232	82,610	3,767,180
	2021	959,000	720,450	1,246,696	1,173,904	83,007	4,183,057
	2020	995,885	1,200	1,732,911	827,935	81,775	3,639,706
Orlando Berges Executive Vice President and Chief Financial Officer	2022	600,000	1,200	419,998	359,348	13,192	1,393,738
	2021	600,000	1,200	269,992	387,813	13,150	1,272,155
	2020	623,077	301,200	286,200	303,937	12,343	1,526,757
Nayda Rivera Executive Vice President and Chief Risk Officer	2022	493,654	1,200	332,498	317,330	27,465	1,172,146
	2021	475,000	1,200	284,991	315,815	26,597	1,103,603
	2020	493,269	238,700	344,850	244,056	26,196	1,347,071
Donald Kafka Executive Vice President and Chief Operations Officer	2022	550,000	1,200	274,993	304,375	8,651	1,139,220
	2021	550,000	1,200	274,992	320,993	8,382	1,155,567
	2020	571,154	221,200	274,996	278,609	8,923	1,354,882
Cassan Pancham Executive Vice President and Business Region Executive	2022	450,000	1,200	247,496	194,727	95,538	988,961
	2021	450,000	1,200	247,494	214,604	98,907	1,012,205
	2020	467,308	91,200	217,799	171,469	88,208	1,035,984
(a)
The column includes regular pay base payroll deductions for years 2022, 2021 and 2020. In 2022, the Board approved an increase in the base salary of Mr. Alemán from $959,000 to $1,000,000, and Mrs. Rivera from $475,000 to $500,000, which became effective on April 1, 2022. Year 2020 was a “pay period leap year,” which means that there were twenty-seven (27) bi-weekly paydays instead of twenty-six (26); hence, employees received more cash compensation during the year than payable based on their annual base salary rates. This column reflects actual cash compensation paid.

(b)
The column includes the Christmas bonus, which is a non-discriminatory broad-based benefit offered to all employees, under which the Corporation paid in each of the three years an amount equal to six percent (6%) of each employee’s base salary up to $1,200. With respect to year 2021, this column includes the Integration Award (described below) granted to Mr. Alemán in connection with the successful integration and achievement of targeted costs savings related to the Acquired Operations; the Integration Award payment was approved by the Compensation Committee on October 21, 2021 in the amount of $719,250. With respect to the year 2020, the column also includes a special cash award (described below) granted on March 31, 2021 to certain NEOs in connection with the acquisition of the Acquired Operations, as follows: Mr. Berges - $300,000; Mrs. Rivera - $237,500; Mr. Kafka - $220,000; and Mr. Pancham - $90,000.

As described in the Corporation’s proxy statement filed in connection with the 2021 Annual Meeting of Stockholders (the “2021 Proxy Statement”), in connection with the significant integration and conversion activities, and achievement of expected synergies related to the Acquired Operations, the Compensation Committee granted the CEO a one-time award (the “Integration Award”). The Integration Award was designed to reward the achievement of a successful transition and integration execution related to the Acquired Operations. The Integration Award, in the amount of $719,250, was subject to the following vesting requirements: (i) 50% subject to the successful conversion and integration of the Acquired Operations, as determined by the Compensation Committee; and (ii) 50% subject to the successful achievement of targeted cost savings in 2021 tied to the Acquired Operations. On October 21, 2021, the Compensation Committee determined that both vesting requirements components were achieved and approved the payment of the Incentive Award to the CEO.
As it relates to other NEOs, and as described in the 2021 Proxy Statement, in connection with the due diligence, deal closing and significant integration planning and execution of the Acquired Operations, the Compensation Committee approved, as part of 2020 compensation, a one-time cash award to certain NEOs and other key executives to compensate their extraordinary efforts in the Acquired Operations acquisition and integration.
(c)
The column includes with respect to 2022, 2021 and 2020, the grants of restricted stock and performance shares under the Omnibus Incentive Plan. The value with respect to the restricted stock and performance shares in the column represents the fair market value of the restricted stock and performance shares determined in accordance with FASB ASC Topic 718 based on the closing price of the Common Stock on the respective grant dates of March 24, 2022 ($13.15), March 31, 2021 ($11.26) and March 18, 2020 ($4.08) and, in the case of performance shares, on probable outcome of superior-level performance, or

62	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Executive Compensation Disclosure | All Other Compensation
the highest level of performance achievement. Refer to Note 16 to the Corporation’s consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022. Further refer to the “Grants of Plan-Based Award” table below for details of the amounts paid.
(d)
For 2022, 2021 and 2020, the amounts reported reflect the amount earned by each NEO under the Corporation’s annual short-term incentive program for the applicable performance year based on the achievement of their annual corporate, business unit and individual goals.

(e)	Set forth below is a breakdown of all other compensation:
Name and Principal Position	Year	Company- owned Vehicles ($)	1165(e) Plan Contribution ($) (i)	Security ($) (ii)	Memberships & Dues ($)	Housing ($) (iii)	Utilities (iii)	Life Insurance ($) (iv)	Total ($)
Aurelio Alemán	2022	8,086	7,500	55,567	10,701	—	—	756	82,610
	2021	11,722	7,500	54,786	8,304	—	—	695	83,007
	2020	12,297	7,500	50,622	10,666	—	—	690	81,775
Orlando Berges	2022	2,256	5,383	—	4,797	—	—	756	13,192
	2021	3,223	5,575	—	3,657	—	—	695	13,150
	2020	2,932	5,419	—	3,302	—	—	690	12,343
Nayda Rivera	2022	6,075	7,500	—	13,134	—	—	756	27,465
	2021	10,112	7,500	—	8,290	—	—	695	26,597
	2020	8,167	7,500	—	9,839	—	—	690	26,196
Donald Kafka	2022	395	7,500	—	—	—	—	756	8,651
	2021	187	7,500	—	—	—	—	695	8,382
	2020	733	7,500	—	—	—	—	690	8,923
Cassan Pancham	2022	7,505	7,500	—	2,013	72,000	5,764	756	95,538
	2021	12,776	7,500	—	—	72,500	5,436	695	98,907
	2020	3,684	7,500	—	7,748	66,000	2,586	690	88,208
(i)	Consists of the Corporation’s contribution to the executive’s account in the Defined Contribution Retirement Plan.
(ii)
The CEO is provided with an armed driver solely for business purposes. Amount included represents the armed driver’s total compensation for 2022, 2021 and 2020, which includes base salary and other type of compensation available to the Corporation’s employees.

(iii)	Consists of reimbursement for housing and utility expenses paid by Mr. Pancham as a result of the terms of the Corporation’s 2002 acquisition of certain banking operations in the Virgin Islands.
(iv)	Consists of the amount of the life insurance policy premium paid by the Corporation in excess of premium paid for the $500,000 life insurance policy available to all employees.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	63

Executive Compensation Disclosure | Grants of Plan-Based Awards Table
GRANTS OF PLAN-BASED AWARDS
The following table details all equity and non-equity plan-based awards granted to each of the NEOs during fiscal year 2022.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)	Market Price on Grant Date ($/SH)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aurelio Alemán 2022 Short-Term
Cash Incentive (a)		$500,000	$1,000,000	$1,500,000	—	—	—	—	$—	$—
Restricted Stock (b)	03/24/2022	—	—	—	—	—	—	52,873	695,280	13.15
Performance Shares (c)	03/24/2022	—	—	—	26,436	52,872	52,872	—	695,267	13.15
Orlando Berges
2022 Short-Term
Cash Incentive (a)		150,000	300,000	450,000	—	—	—	—	—	—
Restricted Stock (b)	03/24/2022	—	—	—	—	—	—	15,970	210,006	13.15
Performance Shares (c)	03/24/2022	—	—	—	7,985	15,969	15,969	—	209,992	13.15
Nayda Rivera
2022 Short-Term
Cash Incentive (a)		125,000	250,000	375,000	—	—	—	—	—	—
Restricted Stock (b)	03/24/2022	—	—	—	—	—	—	12,643	166,255	13.15
Performance Shares (c)	03/24/2022	—	—	—	6,321	12,642	12,642	—	166,242	13.15
Donald Kafka
2022 Short-Term
Cash Incentive (a)		137,500	275,000	412,500	—	—	—	—	—	—
Restricted Stock (b)	03/24/2022	—	—	—	—	—	—	10,456	137,496	13.15
Performance Shares (c)	03/24/2022	—	—	—	5,228	10,456	10,456	—	137,496	13.15
Cassan Pacham
2022 Short-Term
Cash Incentive (a)		90,000	180,000	270,000	—	—	—	—	—	—
Restricted Stock (b)	03/24/2022	—	—	—	—	—	—	9,411	123,755	13.15
Performance Shares (c)	03/24/2022	—	—	—	4,705	9,410	9,410	—	123,742	13.15
a)
This section includes the 2022 short-term cash incentive opportunity at the threshold, target and maximum levels. The actual short-term annual incentive cash awards for 2022 performance were as follows: Mr. Alemán - $1,303,232, Mr. Berges - $359,348, Mrs. Rivera - $317,330, Mr. Kafka - $304,375, and Mr. Pancham - $194,727.

b)
Consists of time-vested restricted stock awarded on March 24, 2022. The number of shares and the fair market value of the stock was determined based on the closing price of the Common Stock on the grant date of March 24, 2022 ($13.15). The shares will vest in equal installments on the second and third anniversaries of the grant.

c)
Consists of performance shares awarded on March 24, 2022. The number of shares and the fair market value of the stock was determined based on the closing price of the Common Stock on the grant date of March 24, 2022 ($13.15). The shares earned will be based on achieving the Performance Goal, which is a tangible book value per share of Common Stock of $12.93, at the end of the Performance Cycle. The NEO may earn 50% of its target opportunity for threshold-level performance (80% of the target goal) and up to 100% of its target opportunity for target-level performance (up to 100% of the target goal), which is measured based upon the growth in the tangible book value per share of Common Stock during the Performance Cycle up to the Performance Goal (ranging from $10.07 to $12.93). Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid if actual results are below threshold.

64	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Executive Compensation Disclosure | Outstanding Equity Awards at Fiscal Year End
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth certain information with respect to the outstanding equity awards held by each of the NEOs as of December 31, 2022.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Unit or Other Rights That Have Not Vested (#) (b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aurelio Alemán	426,782	$5,428,667	81,795	$1,040,432
Orlando Berges	80,569	1,024,838	19,974	254,069
Nayda Rivera	88,689	1,128,124	18,976	241,375
Donald Kafka	73,217	931,320	17,439	221,824
Cassan Pancham	60,437	768,759	15,695	199,640
(a)	Vesting date for shares or units of stock that have not vested:
	2020 Restricted Stock (#)(i)	2020 Performance Shares at target (#)(ii)	2021 Restricted Stock (#)(iii)	2022 Restricted Stock (#)(iv)	Total (#)
Aurelio Alemán	106,183	212,366	55,360	52,873	426,782
Orlando Berges	17,537	35,073	11,989	15,970	80,569
Nayda Rivera	21,130	42,261	12,655	12,643	88,689
Donald Kafka	16,850	33,700	12,211	10,456	73,217
Cassan Pancham	13,345	26,691	10,990	9,411	60,437
(i)	The shares vested on March 18, 2023.
(ii)
The amount shown represents the actual number of performance shares earned based on achievement of certain performance goals during the 2020-2022 performance cycle, as determined by the Compensation Committee. The shares vested on March 18, 2023.

(iii)	50% of the shares vested on March 31, 2023, and the remaining 50% of the shares will vest on March 31, 2024.
(iv)	50% of the shares will vest on March 24, 2024, and the remaining 50% of the shares will vest on March 24, 2025.
(b)	Vesting of unearned shares, units or other rights that have not vested:
	2021 Performance Shares at target (#)(i)	2022 Performance Shares at threshold (#)(ii)	Total (#)
Aurelio Alemán	55,359	26,436	81,795
Orlando Berges	11,989	7,985	19,974
Nayda Rivera	12,655	6,321	18,976
Donald Kafka	12,211	5,228	17,439
Cassan Pancham	10,990	4,705	15,695
(i)
The number of performance shares shown is based on achievement of target performance. The shares will vest on March 31, 2024, subject to the achievement of certain performance goals during the 2021-2023 performance cycle.

(ii)
The number of performance shares shown is based on achievement of threshold performance. The shares will vest on March 24, 2025, subject to the achievement of certain performance goals during the 2022-2024 performance cycle.

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	65

Executive Compensation Disclosure | Options Exercised and Stock Vested Information
OPTIONS EXERCISED AND STOCK VESTED INFORMATION
The following table includes certain information with respect to restricted stock and performance shares that vested during 2022.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#) (a)	Value Realized on (b) Vesting ($)
Aurelio Alemán	206,002	$2,768,603
Orlando Berges	39,213	527,064
Nayda Rivera	45,851	616,273
Donald Kafka	37,155	499,398
Cassan Pancham	29,959	402,682
(a)
Represents restricted stock awarded on March 21, 2019, for which the remaining 50% vested on March 21, 2022; restricted stock awarded on March 18, 2020, for which 50% vested on March 18, 2022; and performance shares awarded on March 21, 2019, which vested on March 21, 2022.

(b)	Represents the dollar value realized upon vesting of restricted stock and performance shares, based on the closing price of the Common Stock on the vesting dates.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS
Employment Agreements. The following table discloses information regarding the employment agreements entered into with the NEOs.
Name	Effective Date	2022 Base Salary ($)	Term of Years
Aurelio Alemán	2/24/1998	$1,000,000	4
Orlando Berges	5/11/2009	600,000	3
Nayda Rivera	5/31/2018	500,000	1
Donald Kafka	5/31/2018	550,000	1
Cassan Pancham	5/31/2018	450,000	1
The agreements provide that, on each anniversary of the date of commencement of each agreement, the term of such agreement shall be automatically extended for an additional one year period beyond the then-effective expiration date, unless either party receives written notice, not less than 90 days prior to the anniversary date, that the agreement shall not be further extended.
Terminations Without Cause
Under the employment agreement with Mr. Alemán, the Board may terminate Mr. Alemán at any time. Unless such termination is for “cause” (as defined below), Mr. Alemán will be entitled to a severance payment of four times his annual base salary, less all required deductions and withholdings, which payment shall be made semi-monthly over a period of one year. The employment agreement with Mr. Berges provides for severance payments in an amount prorated to cover the remaining balance of the three-year employment agreement term times his base salary, unless such termination is for “cause”. “Cause” under these two agreements is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, material violation of any law, rule or regulation (other than traffic violations or similar offenses), a final cease and desist order or any material breach of any provision of the employment agreement.
Each of the employment agreements with Mrs. Rivera, Mr. Kafka,and Mr. Pancham, respectively, provide for severance payments in an amount equal to the total of twelve months of the then-current cash base salary amount to which the executive would be entitled, plus the average of any cash bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in which the termination occurred, unless such termination is “for cause”. For the purpose of these agreements, “for cause” shall consist of any of (i) the commission by the executive of a willful act (including, without limitation, a dishonest or fraudulent act) or a grossly negligent act, or the willful or grossly negligent omission to act by the executive, which is intended to cause, does cause or is reasonably likely to cause material harm to the Corporation or any affiliate (including harm to its business reputation); (ii) the indictment of the executive for the commission or perpetration by the executive of any felony or any
66	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
crime involving dishonesty, moral turpitude or fraud; (iii) the material breach by the executive of the employment agreement that, if capable of being cured, remains uncured ten days following written notice to the executive of such breach; (iv) the receipt of any formal written notice that any regulatory agency having jurisdiction over the Corporation or the Bank intends to institute regarding any form of formal regulatory action against the executive, the Corporation or the Bank; (v) the exhibition by the executive of a standard of behavior within the scope of his employment that is materially disruptive to the orderly conduct of the Corporation’s business operations (including, without limitation, substance abuse or sexual misconduct) to a level which, in the Board’s good faith and reasonable judgment, with the executive abstaining from participating in the consideration of and vote on the matter, is materially detrimental to the Corporation’s best interest, that, if capable of being cured, remains uncured ten days following written notice to the executive of such specific inappropriate behavior; or (vi) the failure of the executive to devote his full business time and attention to his employment as provided under the employment agreement that, if capable of being cured, remains uncured 30 days following written notice to the executive of such failure.
Termination Upon a Change in Control
Under the employment agreement with Mr. Alemán, in the event of a “change in control” of the Corporation, as defined below, during the term of the current employment agreement, Mr. Alemán is entitled to receive a lump sum severance payment equal to his then-current base annual salary plus (i) the highest cash performance bonus received by the executive in any of the four fiscal years prior to the date of the change in control and (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs, multiplied by four. Termination of employment is not a requirement for a change in control severance payment under the employment agreement with Mr. Alemán.
With respect to Mr. Berges’ employment agreement, which was executed during 2009, Mr. Berges would be entitled to a severance payment due to a “change in control” of the Corporation if he is terminated without cause within two years following the change in control. This change is consistent with the Board’s policy relating to employment contracts, under which all new employment contracts must require termination of employment in the event of a severance payment occurring upon a change in control. In this respect,
Mr. Berges is entitled to receive a lump sum severance payment equal to (i) his then-current base annual salary plus the highest cash performance bonus received by the executive in any of the three fiscal years prior to the date of the change in control multiplied by three, plus (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs.
Under the respective employment agreements with Mrs. Rivera, Mr. Kafka and Mr. Pancham, if terminated without cause within two years following the change in control, they would each be entitled to a lump sum cash payment equal to two times the cash base salary (three times in the case of Mrs. Rivera), plus two times the average of any cash bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in which the termination occurred (three times in the case of Mrs. Rivera).
Pursuant to the employment agreements, a “change in control” is deemed to have taken place if a third-party, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes that may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation’s charter or Amended and Restated By-laws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before any such transaction cease to constitute a majority of the Board or any successor institution.
Awards Granted Under the Omnibus Incentive Plan
The Omnibus Incentive Plan, as amended, contains provisions governing termination of employment and change of control with respect to outstanding equity awards. The Omnibus Incentive Plan was amended pursuant to stockholder approval at the Corporation’s 2016 Annual Meeting of Stockholders to, among other things, increase the number of shares of Common Stock available for issuance under the Omnibus Incentive Plan, extend the Omnibus Incentive Plan’s termination date, and reapprove the performance goals under the Omnibus Incentive Plan.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	67

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
Potential Payments Upon Termination or Change in Control
The following table describes and quantifies the benefits and compensation to which the NEOs would have been entitled under existing plans and arrangements if their employment had terminated on December 31, 2022, based on their compensation and services as of that date. The amounts shown in the table do not include payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distributions from the 1165(e) plan or post-retirement welfare benefits available under broad-based employee plans.
Name		Death (a) ($)	Disability (b) ($)	Retirement ($)	Resignation ($)	Termination for Cause ($)	Termination Without Cause (c) ($)	Change in Control (c) ($)
Aurelio Alemán	Cash Payment	$1,000,000	$—	$—	$—	$—	$4,096,973	$9,543,365
	Restricted Stock (d)	2,727,372	2,727,372	2,727,372	—	—	2,727,372	2,727,372
	Performance Shares (e)	3,741,728	3,741,728	3,741,728	—	—	3,741,728	3,741,728
	Total	7,469,099	6,469,099	6,469,099	—	—	10,566,072	16,012,464
Orlando Berges	Cash Payment	1,000,000	—	—	—	—	1,415,342	2,976,632
	Restricted Stock (d)	578,709	578,709	578,709	—	—	578,709	578,709
	Performance Shares (e)	700,198	700,198	700,198	—	—	700,198	700,198
	Total	2,278,907	1,278,907	1,278,907	—	—	2,694,249	4,255,539
Nayda Rivera	Cash Payment	1,000,000	—	—	—	—	1,349,233	2,449,716
	Restricted Stock (d)	590,564	590,564	590,564	—	—	590,564	590,564
	Performance Shares (e)	778,935	778,935	778,935	—	—	778,935	778,935
	Total	2,369,499	1,369,499	1,369,499	—	—	2,718,732	3,819,215
Donald Kafka	Cash Payment	1,000,000	—	—	—	—	862,684	1,725,368
	Restricted Stock (d)	502,656	502,656	502,656	—	—	502,656	502,656
	Performance Shares (e)	650,488	650,488	650,488	—	—	650,488	650,488
	Total	2,153,144	1,153,144	1,153,144	—	—	2,015,828	2,878,512
Cassan Pancham	Cash Payment	1,000,000	—	—	—	—	1,904,347	1,309,332
	Restricted Stock (d)	429,249	429,249	429,249	—	—	429,249	429,249
	Performance Shares (e)	539,150	539,150	539,150	—	—	539,150	539,150
	Total	1,968,399	968,399	968,399	—	—	2,872,746	2,277,731
(a)
With respect to the lump sum cash payment portion of death benefits, the NEOs and other executive vice presidents receive a life insurance benefit of $1,000,000. All other employees receive a life insurance benefit of $500,000.

(b)
The cash disability entitlement is not reflected in this column given that disability payments are payable to the executive on a monthly basis throughout a period of time following an executive’s disability and not as a lump sum payment upon the disability event.

Mr. Alemán is entitled to receive disability payments if it is determined that he is temporarily unable to perform his duties, in which case Mr. Alemán will receive 60% of his base salary, exclusive of any other benefits to which he is entitled under the corporate-wide disability plan available to other employees until such time as he may rejoin active employment. If it is determined that he is permanently disabled, that is, he is absent due to physical or mental illness on a full-time basis for three consecutive months, Mr. Alemán will receive 60% of his compensation for the remaining term of his employment agreement. Assuming permanent disability as of December 31, 2022, Mr. Alemán would have been entitled to receive monthly amounts for the remaining term of his employment agreement (a 3.15-year period) totaling approximately $1,890,411 for such period.
Messrs. Berges, Kafka, and Pancham, and Mrs. Rivera are entitled to receive disability benefits under the corporate-wide disability plan available to other employees, which is based on an employee’s compensation and is limited to a maximum benefit of $15,000 per month payable over a period determined based on the employee’s age on which the disability begins. In the event disability begins at age 62 or under, the employee will receive benefits until the later of his or her 65th birthday or the date on which the 42nd monthly benefit is payable; if the disability begins at age 63, the employee will receive benefits until the date on which the 36th monthly benefit is payable; if the disability begins at age 64, the employee will receive benefits until the date on which the 30th monthly benefit is payable; and if the disability begins at age 65, the employee will receive benefits until the date on which the 24th monthly benefit is payable. Hence, if Mr. Berges, had become disabled as of December 31, 2022, he would have been entitled to receive 24 monthly disability benefits payments in an amount that, for such period, would have totaled $360,000; if Messrs. Kafka and Pancham had become disabled as of December 31, 2022, they would each have been entitled to receive 42 monthly disability
68	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
benefits payments in an amount that, for such period, would have totaled approximately $630,000 for each; and if Mrs. Rivera had become disabled as of December 31, 2022, she would have been entitled to monthly disable benefits through the age of 65 in an amount that, for such period, would have totaled approximately $2,872,500.
(c)
Under Puerto Rico law, if any employee (including an NEO) is terminated from his employment without “just cause,” as that term is defined by Puerto Rico Law No. 80 of May 30, 1976 (“Act 80”), as amended, he or she would be entitled to a statutory severance payment, which is calculated as follows: (i) employees with less than five years of employment would receive two months of total cash compensation plus an additional one week of salary per year of service; (ii) employees with five through fifteen years of employment would receive three months of total cash compensation plus two weeks of salary per year of service; and (iii) employees with more than fifteen years of employment would receive six months of total cash compensation plus three weeks of salary per year of service.

The cash payments identified in this column for Messrs. Berges and Kafka are those payments that would be made pursuant to their employment contract provisions. The cash payments identified in this column for Mrs. Rivera and Messrs. Alemán and Mr. Pancham are payments that would be made pursuant to Act 80.
(d)
Values of restricted stock are based on $12.72 per share, the Common Stock closing price as of December 31, 2022. Following are termination provisions related to the restricted stock based on the type of termination prior to vesting:

Type of Termination	Restricted Stock	Description
Death	Vests	In the event of the death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Vests	In the event employment ends by reason of a retirement, awards held which have not vested shall vest.
Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.
(e)
Values of performance shares are based on $12.72 per share, the Common Stock closing price as of December 31, 2022. For amounts shown in connection with retirement, the value of the performance shares is based on target performance for the 2020 and 2021 performance shares grant, and threshold performance for the 2022 performance shares grant. Following are termination provisions related to the performance shares based on the type of termination prior to vesting:

Type of Termination	Performance Shares	Description
Death	Vests	In the event of death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Continues Outstanding
In the event employment ends by reason of a retirement, awards held which have not vested shall remain outstanding and vest on the vesting date of the Performance Shares in accordance with the actual results related to the Performance Goal during the Performance Cycle.

Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is voluntarily or involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	69

Executive Compensation Disclosure | CEO Pay Ratio
CEO PAY RATIO
The Dodd-Frank Act requires the Corporation to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO.
Below is (i) the 2022 annual total compensation of our CEO; (ii) the 2022 annual total compensation of our median employee; (iii) the ratio of the annual total compensation of our CEO to that of our median employee, and (iv) the methodology we used to calculate our CEO pay ratio:
CEO 2022 Annual Total Compensation (a)	$3,767,180
Median Employee 2022 Annual Total Compensation	$34,988
CEO to Median Employee Pay Ratio	107.67
(a)	This annual total compensation is the Total Compensation from the Summary Compensation Table.
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Our methodology and process is explained below:
Determined Employee Population. We began with our global employee population as of December 31, 2022, including full-time, part-time, and seasonal or temporary workers employed by the Corporation or consolidated subsidiaries, but excluding our CEO. As of December 31, 2022, our total population consisted of 3,141 employees, excluding the CEO, all of whom worked in Puerto Rico, Florida, the United States Virgin Islands and the British Virgin Islands and all of whom were included within the calculation of median employee compensation.
Identified the Median Employee Compensation. We then identified the employee receiving the median amount of compensation in our employee population. To do so, we determined the median of the total annual compensation using a consistently applied compensation measure based upon payroll records for our employees. Specifically, we calculated total annual compensation for each employee using 2022 W-2 total compensation as reported on Box 19 of Form 499R-2/W-2 PR for Puerto Rico employees, Box 6 of Form W-2 for United States and United State Virgin Island employees and the equivalent compensation for British Virgin Island employees. We annualized pay for those individuals not employed for a full year in 2022.
Calculated CEO Pay Ratio. We calculated our median employee’s annual total compensation for 2022 according to the SEC’s instructions for preparing the Summary Compensation Table. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
70	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE
As discussed in the CD&A above, the Compensation Committee has implemented an executive compensation program designed to link a substantial portion of the NEOs’ realized compensation to the achievement of the Corporation’s financial and strategic objectives. As required by SEC rules, the following information is being presented to disclose the relationship during 2022, 2021 and 2020 between (i) executive compensation actually paid (“CAP”), as such term is defined in accordance with SEC rules, to the Corporation’s (a) CEO, and (b) our other NEOs on an average basis, and (ii) the Corporation’s financial performance. The methodology followed for calculating amounts presented in the columns “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to non-CEO NEOs,” including details of the amounts that were added to, and deducted from, the Summary Compensation Table totals to determine the CAP, are provided in the footnotes to the table. Please refer to the “Executive Compensation Disclosure – Compensation Discussion & Analysis” section in this Proxy Statement for a complete description of how executive compensation relates to the Corporation’s performance and how the Compensation Committee makes its decisions.
Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO (a)	Average Summary Compensation Table Total for non-CEO NEOs	Average Compensation Actually Paid to non-CEO NEOs (a)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)	Pre-Tax, Pre-Provision Income (in millions) (c)
					Corporation’s TSR	Peer Group TSR (b)
2022	$3,767,180(d)	$3,327,913	$1,173,516	$1,094,728(d)	$131	$97	$305.1	$475.3
2021	4,183,057(d)	7,420,884	1,135,883	1,732,848(d)	137	118	281.0	391.5
2020	3,639,706(d)	5,231,444	1,348,801	1,571,134(d)	90	87	102.3	299.8
(a)
The table below sets forth each of the amounts (as calculated in accordance with SEC rules) to be deducted from or added to the amount of total compensation as reflected in the Summary Compensation Table in order to calculate the CAP:

	2022		2021		2020
	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs
Total Compensation from Summary Compensation Table	$3,767,180	$1,173,516	$4,183,057	$1,135,883	$3,639,706	$1,348,801
Less: amount reported under the “Stock Awards” column of the Summary Compensation Table	(1,390,547)	(318,746)	(1,246,696)	(269,367)	(1,732,911)	(283,161)
Add: year-end fair value (FV) of equity awards granted during the year that are outstanding and unvested as of year-end	1,345,076	308,323	1,525,708	329,652	3,916,038	639,889
Add: change in FV as of year-end of awards granted in prior years that are outstanding and unvested as of year-end	(455,025)	(80,103)	2,391,953	408,992	(363,103)	(80,154)
Add: change in FV from end of the prior fiscal year to the vesting date for equity awards granted in prior years for which vesting conditions were satisfied during year or at year-end	(70,104)	(12,889)	495,663	111,629	(236,001)	(56,072)
Add: for equity awards that earn dividends, the dollar value of such dividends paid in the covered fiscal year, prior to the vesting date	131,332	24,637	71,199	16,059	$7,715	$1,833
Compensation Actually Paid	3,327,913	1,094,728	7,420,884	1,732,848	5,231,444	1,571,134
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	71

(b)
The Corporation’s peer group for purposes of Item 201(e) of Regulation S-K, which is the S&P Supercom Banks Index, was utilized for purposes of calculating peer group TSR for years 2022, 2021 and 2020. The TSR for both the Corporation and the peer group is based on an initial investment of $100, measured on a cumulative basis from market close on December 31, 2019, through and including the end of the fiscal year for which the TSR is being presented in the table. The TSR calculations reflect the investment of dividends.

(c)
The Corporation has identified pre-tax, pre-provision income as our Company-Selected Measure. Pre-tax, pre-provision income is a non-GAAP financial measure. See Appendix A for a reconciliation of the most directly comparable GAAP financial measure to this non-GAAP financial measure.

(d)	The CEO and the non-CEO NEOs included in this calculation for each fiscal year were as indicated in the table below:
Year	CEO	Non-CEO NEOs
2022	Aurelio Alemán	Orlando Berges, Donald Kafka, Cassan Pancham and Nayda Rivera
2021	Aurelio Alemán	Orlando Berges, Donald Kafka, Cassan Pancham and Nayda Rivera
2020	Aurelio Alemán	Orlando Berges, Calixto García-Vélez, Donald Kafka and Nayda Rivera
Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP (as calculated in accordance with SEC rules) to the Corporation’s performance are listed in the table below, not ranked in order of importance. The role of each of these performance measures in our executive compensation program is discussed in the CD&A section of this Proxy Statement.
Financial Performance Measures
Pre-Tax, Pre-Provision Income
Adjusted Net Income
Non-Performing Assets Ratio
Classified Assets Ratio
Descriptions of the Information Presented in the Pay Versus Performance Table
One of the objectives of the SEC’s “Pay Versus Performance Table” required disclosures is to illustrate the relationship between the CAP under the Corporation’s executive compensation program and certain financial performance metrics, as well as the Corporation’s TSR and the TSR of the peer group. The Corporation believes that the below information reflects an alignment of the CAP with the Corporation’s strong performance, including on the highlighted key financial performance.
The illustrations below compare CAP and the following measures:
•	The Corporation’s cumulative TSR;
•	The peer group cumulative TSR;
•	The Corporation’s Net Income; and
•	The Corporation’s Pre-Tax, Pre-Provision Income.
72	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

CAP versus First BanCorp’s TSR

First BanCorp’s TSR versus Peer Group TSR
In accordance with SEC rules, TSR for the Corporation and its peer group were calculated on a cumulative, market weighted basis over the three-year period of 2020 through 2022. The TSR calculations assumed an initial investment of $100 made on December 31, 2019.

$150
$100
$50
$0
$100
$90
$87
$137
$118
$131
$97
$100 Investment at 12/31/2019
2020
2021
2022
First BanCorp
S&P Supercom Banks Index

Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	73

CAP versus Net Income

CAP versus Pre-Tax, Pre-Provision Income*

*	See Appendix A for a reconciliation of the most directly comparable GAAP financial measure to this non-GAAP financial measure.
74	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation and retention of the Corporation’s independent registered public accounting firm. The Audit Committee selected the firm of Crowe LLP (“Crowe”) as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2023. While stockholder ratification is not required by the Corporation’s Restated Articles of Incorporation, Amended and Restated By-laws or otherwise, the Board is submitting the appointment of Crowe to the stockholders for ratification as part of good corporate governance practices. The Audit Committee will take into account the outcome of the vote, among other factors, in determining whether to appoint Crowe in the future.
Crowe will have representatives at the Annual Meeting. As such, Crowe will be able to make a statement if they desire and will be available to respond to appropriate questions.
Required Vote
Approval of this Proposal No. 3 regarding ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors
The Board Recommends a Vote For the Ratification of the Appointment of Crowe as the Independent Registered Public Accounting Firm of the Corporation for the Fiscal Year Ending December 31, 2023.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	75

AUDIT COMMITTEE REPORT
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2022 with management and Crowe, the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with Crowe the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301. Finally, the Audit Committee has received the written disclosures and the letter from Crowe required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe’s communications with the Audit Committee concerning independence, has considered whether the non-audit services provided by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management. These discussions and considerations, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles in the United States or that the Corporation’s independent registered public accounting firm is in fact “independent.”
Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in its charter and those discussed above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
The report is provided by the members of the Audit Committee:
Juan Acosta Reboyras
Luz A. Crespo
John A. Heffern
Daniel E. Frye
Félix M. Villamil
AUDIT FEES
The total fees for professional services rendered by Crowe for the years ended December 31, 2022 and December 31, 2021, all of which were approved by the Audit Committee, were $2,656,064 and $2,863,640, respectively, distributed as follows:
•
Audit Fees: $2,600,004 in 2022 and $2,808,000 in 2021, respectively, for the audit of the financial statements and internal control over financial reporting, audit services provided in connection with any required statutory audits of the Corporation’s subsidiaries and comfort letters, consents and other services related to SEC matters.

•	Audit-Related Fees: $56,060 in 2022 and $55,640 in 2021, respectively, for audit-related fees, which consisted mainly of the audits of employee benefit plans.
•	Tax Fees: No tax advisory services provided in 2022 or in 2021.
•	All Other Fees: No other related fees in 2022 and 2021.
As detailed in the Corporation’s Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee has adopted policies and procedures for pre-approval of audit and audit-related services, and for pre-approval of fee levels for such services. The Audit Committee is required to pre-approve all of the services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee believes that, in addition to the services discussed above, the independent auditor may provide certain non-audit services without impairing the independent auditor's independence. Any other non-audit services to be provided to the Corporation by the independent auditor must be specifically pre-approved by the Audit Committee. The policy further details the non-audit services specifically prohibited by Section 201 of the Sarbanes Oxley Act that will always be deemed prohibited by the Corporation’s Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided.
Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the Audit Committee. Approval of any service to be provided by the Company’s independent auditor may be approved by the Chair of the Audit Committee and then, it should be ratified by all Audit Committee members in a regular scheduled or specifically designated extraordinary meeting.
All of the services provided by our independent auditor in 2022 and 2021, were pre-approved by the Audit Committee before being rendered.
76	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
SEC rules and regulations require that proposals that stockholders would like included in a company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received by the Secretary of the Corporation no later than 120 days before the first anniversary of the date on which the previous year’s proxy statement was first mailed to stockholders unless the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting. When the date is changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the company begins to print and send its proxy materials. The Corporation expects to hold its 2024 Annual Meeting of Stockholders on or before May 23, 2024, subject to the right of the Board to change such date based on changed circumstances.
Any proposal that a stockholder wishes to have considered for presentation at the 2024 Annual Meeting and included in the Corporation’s proxy statement and form of proxy used in connection with such meeting, must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than December 7, 2023. Any such proposal must comply with the requirements of Rule 14a-8.
If a stockholder intends to present a proposal for consideration at the 2024 Annual Meeting outside of the processes of Rule 14a-8 promulgated under the Exchange Act, such proposal must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than February 20, 2024, or such proposal will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.
Stockholders seeking to propose a nominee for director and solicit proxies in support of such nominee at the 2024 Annual Meeting must send the notice and information required by Rule 14a-19 under the Exchange Act (“Rule 14a-19”) to the Secretary of the Corporation at the principal offices of the Corporation no later than March 19, 2024. If the date of the 2024 Annual Meeting is changed by more than 30 days from the date of 2023 Annual Meeting, then the notice and information required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which the Corporation announces the date of the 2024 Annual Meeting.
Article I, Section 14 of the Corporation’s Amended and Restated By-laws also provided that, if a stockholder seeks to propose a nominee for director for consideration at the annual meeting of stockholders, notice must be received by the Secretary of the Board of the Corporation at least 30 days prior to the date of the annual meeting of stockholders. Accordingly, under the Amended and Restated By-laws, any stockholder nominations for directors for consideration at the 2024 Annual Meeting must be received by the Secretary of the Corporation at the principal offices of the Corporation no later than April 23, 2024, assuming that the 2024 Annual Meeting is held on May 23, 2024.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) forms were filed in a timely manner except for one Form 4 filed late by Patricia M. Eaves to report an acquisition of shares through an open market transaction.
HOUSEHOLDING
The SEC’s “householding” rules permit us to deliver only one Notice of Annual Meeting and Proxy Statement or Notice of Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another stockholder and have received only one set of Proxy Materials, you may request a separate copy of these materials at no cost to you by calling Sara Alvarez, Secretary of the Board of Directors, at 787-729-8041, or by writing to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp., 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908 or, by emailing Sara Alvarez, Secretary of the Board of Directors, at sara.alvarez@firstbankpr.com. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling, writing or emailing us at the telephone number or addresses given above.
If you are a beneficial owner of Common Stock (i.e., your shares are held in the name of a bank, broker, trustee or other holder of record), the bank, broker, trustee or other holder of record may deliver only one copy of the Proxy Materials to stockholders who have the same address unless the bank, broker, trustee or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the physical address, telephone number, or email address above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker, trustee, or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	77

OBTAINING THE ANNUAL REPORT
A copy of our Annual Report on Form 10-K, which serves as our Annual Report to Stockholders, is available at www.1firstbank.com and https://materials.proxyvote.com/318672. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of our Annual Report, as filed with the SEC, without charge upon written request. Any exhibits listed in the 2022 Annual Report on Form 10-K will also be furnished upon written request at the Corporation’s expense. Any such request should be directed to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.
By Order of the Board of Directors,
/s/ Sara Alvarez
Sara Alvarez
Secretary
San Juan, Puerto Rico
78	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

APPENDIX A
First BanCorp Reconciliation of Non-GAAP Financial Measures
The Corporation has disclosed its reasons for disclosing non-GAAP financial measures in its Annual Report. See page 111 of the Annual Report — Basis of Presentation. In addition to those reasons, the Corporation is including non-GAAP financial measures in this Proxy Statement because their disclosure should enhance stockholders’ ability to compare the Corporation’s performance to that of the Corporation’s peers for purposes of evaluating executive compensation and because certain of the non-GAAP financial measures are relevant to the establishment of executive compensation.
Following are the reconciliations of the non-GAAP financial measures presented in this Proxy Statement:
Non-GAAP Pre-Tax Pre-Provision Income for the years ended December 31, 2022
(in thousands)	December 31, 2022 ($)
Income before income taxes	$447,584
Less/Add: Provision for credit losses – expense (benefit)	27,696
Add: Merger-related expenses	—
Add: COVID-19 pandemic-related expenses	—
Adjusted pre-tax, pre-provision	$475,280
Non-GAAP Tangible Book Value for the years ended December 31, 2022
(In thousands, except ratios and per share information)	December 31, 2022
Tangible Equity:
Total equity - GAAP	$1,325,540
Goodwill	(38,611)
Purchased credit card relationship intangible	(205)
Core deposit intangible	(20,900)
Insurance customer relationship intangible	(13)
Tangible common equity	$1,265,811

Tangible Assets:
Total assets - GAAP	$18,634,484
Goodwill	(38,611)
Purchased credit card relationship intangible	(205)
Core deposit intangible	(20,900)
Insurance customer relationship intangible	(13)
Tangible assets	$18,574,755
Common shares outstanding	182,709
Tangible common equity ratio	6.81%
Tangible book value per common share	$6.93
Proxy Statement for the 2023 Annual Meeting of Stockholders | First BanCorp	79

Appendix A
Non-GAAP Adjusted Net Income for Short-Term Incentive Program for the year ended December 31, 2022
(in thousands)	December 31, 2022
Net income, as reported (GAAP)	$305,072
Provision Adjustments:
Actual Provision for Credit Losses	27,696
Budget Provision for Credit Losses	(20,446)
Income Tax Impact of Provision Adjustment	(2,719)
Adjusted net income (Non-GAAP)	$309,603
80	First BanCorp | Proxy Statement for the 2023 Annual Meeting of Stockholders

1 First BanCorp

FIRST BANCORP
ATTN: SARA ALVAREZ
1519 PONCE DE LEON AVE STOP 23
P.O. BOX 9146 SANTURCE, PR 00908-0146

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have the proxy card in hand when accessing the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FBP2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have the proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V04298-P87539 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST BANCORP

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Juan Acosta Reboyras	☐	☐	☐
1b. Aurelio Alemàn	☐	☐	☐
1c. Luz A. Crespo	☐	☐	☐
1d. Tracey Dedrick	☐	☐	☐
1e. Patricia M. Eaves	☐	☐	☐
1f. Daniel E. Frye	☐	☐	☐
1g. John A. Heffern	☐	☐	☐
1h. Roberto R. Herencia	☐	☐	☐
1i. Félix M. Villamil	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve on a non-binding basis the 2022 compensation of First BanCorp's named executive officers.	☐	☐	☐
3. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2023 fiscal year.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V04299-P87539

First BanCorp
Annual Meeting of Stockholders
May 18, 2023
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Roberto R. Herencia and Aurelio Alemán, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of First BanCorp that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Atlantic Standard Time, on May 18, 2023, via live webcast at www.virtualshareholdermeeting.com/FBP2023, and any adjournment or postponement thereof (the "2023 Annual Meeting"). The stockholder(s) acknowledge(s) receipt of the Notice of the 2023 Annual Meeting and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will revoke any previously executed proxy with respect to the 2023 Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side